Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER ☑ UNDER DPAS (15 CFR 700)	RATING	PAGE OF PAGES 1 2
2. CONTRACT (Proc. Inst. Ident.) NO. 75A50123C00062	3. EFFECTIVE DATE See Block 20C	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. OS320156
5. ISSUED BY CODE	ASPR-BARDA	6. ADMINISTERED BY (if other than Item 5) CODE	ASPR-BARDA
ASPR-BARDA 200 Independent Ave., S.W. Room 640-G Washington DC 20201	ASPR-BARDA US DEPT OF HEALTH & HUMAN SERVICES BIOMEDICAL ADVANCED RESEARCH & DEVELOPMENT AUT 200 INDEPENDENT AVE, S.W. Washington DC 20201 SCD-C
7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) GRITSTONE BIO INC [***] MATTHEW HAWRYLUK ; 5959 HORTON STREET 5959 HORTON STREET SUITE 300 EMERYVILLE CA 94608	8. DELIVERY FORMCHECKBOX FOB ORIGIN FORMCHECKBOX OTHER (See below)
9. DISCOUNT FOR PROMPT PAYMENT
	10. SUBMITTED INVOICES (4 copies unless otherwise specified) ☑ TO THE ADDRESS SHOWN IN	ITEM
CODE [***]	FACILITY CODE
11. SHIP TO/MARK FOR CODE	08	12. PAYMENT WILL BE MADE BY CODE	PSC
Office of the Secretary Office of the Secretary 200 Independent Ave. S.W. Washington DC 20201	PSC Program Support Center 7700 Wisconsin Ave Bethesda MD 20814
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPEITION. FORMCHECKBOX 10 U.S.C. 2304(c) ( ) FORMCHECKBOX 41 U.S.C. 3304 (a) ( )	14. ACCOUNTING AND APPROPRIATION DATA 2023.199n003.25106

15A. ITEM NO		15B. SUPPLIES/SERVICES			15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
		Continued
15G. TOTAL MOUNT OF CONTRACT ☑								$9,856,008.00
16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION		PAGE(S)
PART I – THE SCHEDULE				PART II – CONRACT CLAUSES
	A.	SOLICITATION/CONTRACT FORM		X	I	CONTRACT CLAUSES		55
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	4	PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
X	C	DESCRIPTION/SPECS./WORK STATEMENT	11	X	J	LIST OF ATTACHMENTS		63
X	D	PACKAGING AND MARKING	13	PART IV – REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTNACE	14		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	15
X	G	CONTRACT ADMINISTRATION DATA	30		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	37		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17.  FORMCHECKBOX  CONTRACTOR’S NEGOTIATED AGREEMENTS (Contractor is required to sign this document and return __________ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. FORMCHECKBOX SEALED-BID AWARD (Contractor is not required to sign this document.) Your bid on Solicitation Number _______________________________ includes the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER (Type or print) Andrew Allen, CEO				20A. NAME OF CONTRACTING OFFICER Erin W. Greninger
19B. NAME OF CONTRACTOR BY /s/ Andrew Allen, CEO (Signature of person authorized to sign)		19C. DATE SIGNED 26 Sep 2023		20B. UNITED STATES OF AMERICA BY /s/ Erin W. Greninger-S (Signature of the Contracting Officer)				20C. DATE SIGNED 2023.09.27

AUTHORIZED FOR LOCAL REPRODUCTION STANDARD FORM 26 (Rev. 3/2013)

Previous edition is NOT usable Prescribed by GSA – FAR (48 CFR) 53.214(a)

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50123C00062			PAGE OF PAGES 2 2
NAME OF OFFEROR OR CONTRACTOR GRITSTONE BIO INC [***]
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Tax ID Number: 47-4859534 UEI: [***] OTA: N Delivery: 09/28/2023 Appr. Yr.: 2023 CAN: 199N003 Object Class: 25106 Period of Performance: 09/30/2023 to 03/31/2024
1	ASPR-23-02513 The Base period award is to conduct and complete all planning and preparation efforts needed to execute a Phase 2b clinical trial Obligated Amount: $9,856,008.00				9,856,008.00
2	Option 1 Amount: $[***] (Option Line Item)				0.00
3	Option 2 Amount: $[***] (Option Line Item)				0.00

AUTHORIZED FOR LOCAL REPRO OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

.1. BRIEF DESCRIPTION OF SERVICES

Current vaccines against COVID-19 lose protective immunity over time, reducing their benefit to individuals and our health systems. Developing a next-generation vaccine that drives (a) more durable and broad anti-Spike neutralizing antibodies (nAbs) against variants of concern (VOCs), including those not included in the vaccine, and (b) T cells reactive against conserved targets in the SARS-CoV-2 genome could serve as a key factor in delivering long-term, variant-proof clinical protection. Gritstone has developed an optimized and clinically validated self-amplifying mRNA (samRNA) vaccine that embodies these requirements and is differentiated from first-generation mRNA vaccines in several key dimensions, including (1) high and prolonged antigen expression relative to non-replicating mRNA, which enables lower dose administration; (2) inclusion of multiple pathogens/antigenic determinants into single products; and (3) a durable nAb response for at least 6 months after vaccination. Broad T cell responses against Spike and other conserved viral epitopes, provide a second pillar of immune protection and are an important component of lasting immunity against COVID-19, especially against newly arising VOCs and severe disease. Gritstone’s samRNA COVID-19 vaccine delivers [***]. Gritstone’s samRNA is a potent next-generation vaccine that may extend protection against SARS-CoV-2 by eliciting prolonged and broad humoral and cellular immune responses.

The Government has determined a Bona Fide Need for each non-severable discrete work segment which will conclude upon the completion of a defined task or defined tasks that provide(s) independent merit and value to the Government. The Contractor’s success in completing the required tasks under the work segments must be demonstrated through the Deliverables and Milestones specified under Article F of this contract. As set forth in the Contract WBS Milestones/Deliverables and Technical Deliverables chart under Article F of this contract, the GO/NO GO Contract Milestones and Decision Gates will constitute the basis for the decision to exercise any follow-on option period(s).

The base period (Contract Line Item (CLIN) 001) and option periods (CLINs 002 and 003) will follow the periods of performance as detailed in B.2 and B.3, and option periods may run concurrently. The base period will operate on a firm-fixed-price basis with fixed payments per deliverable, and the option periods will operate on a cost-plus-fixed-fee basis for the costs incurred.

.2. FIRM-FIXED PRICE BASE PERIOD

The estimated costs and periods of performance associated with this Firm-Fixed-Price base period contract with Gritstone are reflected below.

1. The Government’s total cost for the base period contract is $9,856,008.00.

2. The Contractor shall maintain records of all contract costs and such records shall be subject to FAR 52.215-2 (Oct 2010), Audit and Records-Negotiation. incorporated by reference into this contract in SECTION I.

Pursuant to FAR 52.232-2, BARDA will make partial payments upon receipt and acceptance of a deliverable and acceptable invoice for partial delivery of work, as outlined in Table 2.

3. The amount currently obligated will cover the Base Period (CLIN 0001) of the contract from 9/30/2023 – 03/31/2024 (see table below) unless FAR Clause 52.217-8 is exercised. The period of performance and deliverables may be adjusted by mutual agreement in a bilateral modification between the Contractor and the Government.

Table 1. BASE PERIOD

CLIN	Base Period of Performance	Deliverable	Base Period Total Cost
0001	09/30/2023– 3/31/2024	See Table 2	$9,856,008.00

Table 2. BASE PERIOD DELIVERABLES AND ASSOCIATED MILESTONE PAYMENTS

Partial Pymt.	SOW Para.	Deliverable Title	Brief Description of Deliverable	Partial Payment Amount	Time After Contract Award
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

.3. COST REIMBURSABLE OPTION PERIODS

1. Pursuant to FAR 52.217-9, Option to Extend the Term of the Contract (Mar 2000), set forth in full in ARTICLE I.2 of this Contract, the Government may unilaterally agree that the Contractor will perform discrete portions of additional work as specified in the Statement of Work.

2. Unless the Government exercises the contract options pursuant to the option clauses contained in ARTICLE I.2, the contract consists only of the base period deliverables, CLIN 0001, specified in the Statement of Work as defined in SECTIONS C and F, for the price set forth in ARTICLE B.2 of the contract.

3. The Government may exercise options and may require the Contractor to provide services for Option Periods listed below, in accordance with FAR 52.217-9 or FAR 52.217-8.

4. If the Government decides to exercise an option(s), the Government will provide the Contractor a preliminary notice of its intent as referenced in the FAR clause. Specific information regarding the time frame for this notice is set forth in the OPTION CLAUSE Article in SECTION I of this contract. The estimated cost of the contract will be increased as set forth below:

5. If FAR Clause 52.217-8 Option to Extend Services, is exercised, the current costs (direct, indirect, fringe, material, subcontracting and etc.) shall remain unchanged.

6. The Governments total cost for the option periods of the contract is $423,334,524.00.

OPTION PERIODS

CLIN	Option Period of Performance	Deliverables	Cost	Fixed Fee	Option Periods Total Costs
0002	Option Period 1 01/01/2024 – 03/01/2026	Attachment 1 – Statement of Work Part II	[***]	[***]	[***]
0003	Option Period 2 07/01/2024 – 07/02/2026	Attachment 1 – Statement of Work Part III	[***]	[***]	[***]
Option Period Total Cost			[***]	[***]	$423,334,524.00

B.5. LIMITATIONS APPLICABLE TO DIRECT COSTS

1. Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses and unless authorized in writing by the Contracting Officer or set forth in the Statement of Work, the cost of the following items or activities shall be unallowable as direct costs:

a. Acquisition, by purchase or lease, of any interest in real property;

b. Special rearrangement or alteration of facilities;

c. Accountable Government Property (see the HHS Contracting Guide for Control for Government Property incorporated by Section G.10. of this contract);

Note: this includes the lease or purchase of any item of general-purpose office furniture or office equipment regardless of dollar value.

d. Purchase or lease of scientific instruments or equipment over $10,000 except for instruments and equipment specifically included in the Statement of Work;

e. Travel to attend general scientific meetings/conferences;

f. Printing Costs (as defined in the Government Printing and Binding Regulations);

g. Overtime (premium) compensation;

h. Entering into certain types of subcontracting arrangements (See Section B.5(6) for specific obligations). Note that most consulting agreements require CO’s written consent;

i. Foreign Travel (see Section B.5.2 Travel Costs);

j. Patient care costs (see Section J-List of Attachments);

k. Light Refreshment and Meal Expenditures - Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the Contracting Officer’s Representative (COR), with a copy to the Contracting Officer, at least [***] in advance of the event and are subject to “HHS Policy on Promoting Efficient Spending: Use of Appropriate Funding for Conferences and Meetings, Food and Promotional Items and Printing and Publications.”

The request shall contain the following information: (a) name, date, and location of the event at which the light refreshments and/or meals will be provide; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshments and/or meals costs; (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held at a government facility.

2. Travel Costs

Total expenditures for travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract during the base period and option periods shall not exceed the amounts shown in the table below without the prior written approval of the CO. The Contractor shall notify the CO in writing when travel expenditures have exceeded [***] of the base period and option periods’ travel expenses.

CLIN	Period	Amount
0001	Base	[***]
0002	Option Period 1	[***]
0003	Option Period 2	[***]

Subject to the dollar limitation specified above, the Contactor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulation (FAR) 31.2 – Contracts with Commercial Organizations, Subsection 31.205- 46, Travel Costs and GSA Per Diem Rates.

If foreign travel is necessary, a Contracting Officer Authorization (COA) will be required. Expenditures for foreign travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed the amount specified in each approved COA, without the prior written approval of the Contracting Officer.

Requests for foreign travel must be submitted at least four (4) weeks in advance and shall contain the following:

(a) meeting(s) and place(s) to be visited, with costs and dates; name(s) and title(s) of Contractor personnel to travel and their functions in the contract project;

(b) contract purposes to be served by the travel;

(c) how travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of ASPR contract funds;

(d) how such advantages justify the costs for travel and absence from the project of more than one (1) person if such are suggested; and

(e) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

B.6. ADVANCE UNDERSTANDINGS

1. This contract is for the preparation, completion, and analysis of a Phase 2b clinical trial. [***].

2. Certain sections of this contract refer to requirements that are applicable to activities outside the Statement of Work as of the effective date of the contract. Such sections include, but are not limited to: Sections B.6.6, B.6.15, B.6.16, C.6, H.1.1, H.35, H.36. For clarity, the Contractor will comply with the requirements set forth in these or any other sections only if applicable to the activities in the Statement of Work as of the effective date of the contract or resulting modification.

3. The type of contract is a hybrid contract with a Firm-Fixed-Price Base Period and two Cost Plus Fixed Fee Option Periods.

4. The Option Periods contained in Article I.2 will be exercised by a unilateral modification and notification by the Government to the Contractor. BARDA may effect certain administrative changes unilaterally. The study results and learnings from the base period Statement of Work will inform or form the basis for the decision to exercise the FAR options, pivot or stop the program.

5. Gritstone’s approved and not to exceed ceiling rates for the option periods of the contract are shown in the table below:

Category	Approved Rate	Not to Exceed Rate	Description
Fringe Benefits	[***]	[***]	Total salaries and wages
Labor Overhead	[***]	[***]	Total direct labor plus allocated fringe costs
G&A	[***]	[***]	Total direct costs excluding total subcontract costs

Any change to these rates must be supported by an approved audit from an acceptable Government agency and incorporated into the contract by bilateral modification.

6. Person-in-Plant

With [***] advance notice to the Contractor in writing from the Contracting Officer, the Government may place a person-in-plant in the Contractor’s or Subcontractor’s facility, who shall be subject to the Contractor’s or

Subcontractor’s policies and procedures regarding security and facility access at all times while in the Contractor’s or Subcontractor’s facility. The Government’s representative shall be provided reasonable access, during normal business hours, of the production areas being utilized in performance on the Contract. As determined by federal law, no Government representative shall publish, divulge, disclose, or make known in any manner, or to any extent not authorized by law, any information coming to him in the course of employment or official duties, while stationed in a contractor or subcontractor plant.

An article substantially similar to this Person-in-Plant article shall be incorporated into any subcontract for experimental or manufacturing work.

7. Confidential Treatment of Sensitive Information

As a supplement to Section H.19 of the contract, the Contractor shall guarantee strict confidentiality of any information/data of a sensitive nature that is provided to the Contractor by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature and will be marked as so. Disclosure of information/data that is sensitive in nature, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the CO. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the CO (see also HHSAR clause 352.224- 71). Notwithstanding the foregoing, such information/data shall not be deemed of a sensitive nature with respect to the Contractor for purposes of this contract if such information/data: (a) was already known to the Contractor at or prior to the time of its disclosure to the Contractor; (b) was generally available or known, or was otherwise part of the public domain, at the time of its disclosure to the Contractor; (c) became generally available or known, or otherwise became part of the public domain, after its disclosure to, or, with respect to the information/data by, the Contractor through no fault of the Contractor; (d) was disclosed to the Contractor, other than under an obligation of confidentiality or nonuse, by a third party who had no obligation to the Government that controls such information/data not to disclose such information/data to others; or (e) was independently discovered or developed by the Contractor, as evidenced by its written records, without the use of information/data belonging to the Government.

The Contractor may disclose information/data of a sensitive nature provided by the Government to the extent that such disclosure is: (a) made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial or local governmental or regulatory body of competent jurisdiction; provided, however, that the Contractor shall first have given notice to the Government and give the Government a reasonable opportunity to quash such order and to obtain a protective order requiring that the information/data of a sensitive nature that is the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided further that if a disclosure order is not quashed or a protective order is not obtained, the information/data disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order; (b) otherwise required by law, in the opinion of legal counsel to the Contractor as expressed in an opinion letter in form and substance reasonably satisfactory to the Government, which shall be provided to the Government at least [***] prior to the Contractor’s disclosure of the information/data; or (c) made by the Contractor to the regulatory authorities as required in connection with any filing, application or request for regulatory approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information/data.

8. Invoice Submission during end of Fiscal Year

The government will not accept invoices for processing from Sep 6th through Oct 5th because of end of year fiscal requirements. Any invoices received from September 6th through October 5th will be canceled and returned to the Contractor for resubmission beginning on October 6th.

9. Contract Number Designation

On all correspondence submitted under this contract, the Contractor agrees to clearly identify the contract number that appears on the face page of the contract as follows: 75A50123C00062

10. Subcontracts

Prior written consent from the Contracting Officer in the form of Contracting Officer Authorization (COA) is required for any subcontract that:

• Is of the cost-reimbursement, time-and-materials or labor-hour type or

• Is of the fixed price type and exceeds [***] or [***] of the contract, whichever is less

The Contracting Officer shall request appropriate supporting documentation in order to review and determine authorization, pursuant with FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, the Contractor shall provide a copy of the signed, executed subcontract and consulting agreement to the Contracting Officer within [***].

Note: Consulting services are treated as subcontracts and subject to the ‘consent to subcontract’ provisions set forth in this Section.

11. Overtime Compensation

[***]

12. Sharing of contract deliverables within United States Government (USG)

Subject to the data rights provisions of FAR 52.227-14 and 52.227-14 Alt. II, in an effort to build a robust medical countermeasure pipeline through increased collaboration, the Government may share technical deliverables with Government entities responsible for Medical Countermeasure Development. In accordance with recommendations from the Public Health Emergency Medical Countermeasure Enterprise Review, agreements established in the

Integrated Portfolio Advisory Committee (PAC) Charter, and agreements between BARDA and the Department of Defense, the National Institutes of Health, the Centers for Disease Control, and the Food and Drug Administration, BARDA may share technical deliverables and test results created in the performance of this Contract with the United States Government and entities within the Integrated Portfolio. This advance understanding does not authorize the Government to share financial or technical information, technical deliverables, or any other data outside of the United States Government. The Contractor is advised to review the terms of FAR 52.227-14, Rights in Data – General, regarding the government’s rights to deliverables submitted during performance as well as the government’s rights to data contained within those deliverables.

13. Approval of Human and Animal Protocols

The Contractor shall submit all human and animal protocols and human informed consent documents as referenced under this Contract to the COR for review and approval prior to seeking other approvals (Institutional Review Board, Human Use Committee, Institutional Animal Care and Use Committee). The Government shall perform review within [***]. The Contractor shall take this review time into account and submit protocols as early as possible to avoid delays. The Government’s comments and feedback shall be addressed prior to approval. The COR will review and provide approval of protocols. Human informed consents shall also be submitted and reviewed with any human protocol.

14. Rights in Data

The Contract will incorporate the FAR Clause 52.227-14, Rights in Data—General and 52.227-14 Alt II. The Contractor is advised to review the terms of FAR 52.227-14, Rights in Data, regarding the government’s rights to deliverables submitted during performance as well as the government’s rights to data contained within those deliverables. Notwithstanding the incorporation of the above-stated FAR clauses into this Contract or any other provision herein, however, Contractor shall not be required to disclose or provide access to any source code for computer software (including design details, algorithms, processes, flow charts, formulas and related material from which such source code can be readily developed) or trained AI models unless Contractor agrees otherwise in a deliverable that expressly requires such disclosure.

BARDA agrees that all data furnished under the Contract marked with the “limited rights” legend contained in FAR

52.227-14 Alternate II shall be treated in accordance with all “limited rights” restrictions and protections described in FAR 52.227-14 Alternate II. BARDA shall not disclose or use any data marked with the “limited rights” legend for any purpose except as specifically authorized by the “limited rights” provision in FAR 52.227-14 Alternate II, or by any express license agreement between the Government, Gritstone, and if necessary, a third party. BARDA further agrees to take all reasonable steps necessary to ensure that no other party obtains access to Gritstone’s intellectual property that is marked with the “limited rights” legend.

Limited Rights Data is defined as data, other than computer software, that embody trade secrets or are commercial or financial and confidential or privileged, to the extent that such data pertain to items, components, or processes developed at private expense, including minor modifications.

Where delivery of Limited Rights Data is required, the Contractor shall affix the following “Limited Rights Notice” to the data and the Government will treat the data, subject to the provisions of paragraphs (e) and (f) of this clause, in accordance with the notice:

Limited Rights Notice (Dec 2007)

These data may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, if any; provided that the Government makes such disclosure subject to prohibition against further use and disclosure:

(i) Use (except for manufacture) by support service contractors.

(ii) Evaluation by nongovernment evaluators.

(iii) Use (except for manufacture) by other contractors participating in the Government’s program of which the specific contract is a part

This notice shall be marked on any reproduction of these data, in whole or in part.

15. Emergency Use Authorization (EUA)

It is anticipated that the product could be administered under an Expanded Access Investigational New Drug (EA IND) or under an “Emergency Use Authorization” (EUA) sponsored by BARDA and/or the Centers for Disease Control and Prevention (CDC). The Contractor will provide necessary supporting information and data per USG request to support USG regulatory filing for emergency preparedness, distribution, and use of the product. This may include but is not limited to the following: clinical and non-clinical data, the manufacturing facility, chemistry, manufacturing, and controls information, pharmacology and toxicology information, cross-reference authorization letter, including the right of reference to the information contained in Contractor’s regulatory applications filed with the FDA. The Contractor shall support USG to address any FDA comments on the EA IND, pre-EUA, or EUA package, as applicable.

For information concerning EUA, please consult http://www.fda.gov/RegulatoryInformation/Guidances/ucm125127 and http://www.fda.gov/EmergencyPreparedness/Counterterrorism/MedicalCountermeasures/MCMLegalRegulatoryandPolicyFramework/ucm182568.htm

16. Security Plan

If applicable, the Contractor shall submit a security plan for review and approval within [***] of contract award.

17. [***]

[***]

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work attached to this contract as Attachment 1 (Section J-List of Attachments).

C.2. REPORTING REQUIREMENTS

Refer to Section F.2 for specific instructions regarding Reporting Requirements.

C.3. PROJECT MEETING CONFERENCE CALLS

A conference call between the Contracting Officer, the Contracting Officer’s Representative (COR) and designees and the Contractor’s Project Leader/delegate and designees shall occur [***] or as otherwise mutually agreed upon by the Government and the Contractor or determined by the Contracting Officer. Teleconferences may be more or less frequent at the request of the CO or COR. During this call, the Contractor’s Project Leader/delegate and designees will discuss the activities since the last call, any problems that have arisen, and the activities planned until the next call takes place. The Contractor’s Project Leader/delegate may choose to include other key personnel on the conference call to give detailed updates on specific projects or this may be requested by the Contracting Officer’s Representative. Electronic copy of conference call meeting minutes/summaries shall be provided via e-mail to the CO, COR, and uploaded into a new “Collaborator Portal” by the Contractor within [***] after the conference call is held. The new “Collaborator Portal” is not (at the time of contract award) 100% online for use. The COR shall provide details and setup instructions for the portal once it is authorized for use.

C.4. PROJECT MEETINGS

The Contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the COR. These meetings may include virtual and/or face-to-face meetings with BARDA at work sites of the Contractor and its subcontractors. Such meetings may include, but are not limited to, meetings of the Contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the Contractor’s and subcontractor’s facilities, and meetings with the Contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program. The Contractor must provide data, reports, and presentations to groups of outside experts (subject to appropriate protections for Contractor confidential or proprietary data) and Government personnel as required by the COR in order to facilitate review of contract activities.

1. Kickoff Meeting

The Contractor and Government shall conduct a kickoff meeting within [***] after contract award to review HHS procedures, processes and expectations. Contractor shall provide an itinerary/agenda no later than [***] before meeting. Minutes from the kickoff meeting must be provided within [***] of the event.

2. Quarterly and Ad-Hoc Meetings

At the discretion of the CO or COR, the Contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the COR. These meetings may be conducted via virtual or face-to-face meetings in Washington, D.C. or at work sites of the Contractor and its subcontractors. Such meetings may include, but are not limited to, meetings of the Contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the Contractor’s and subcontractor’s facilities, and meetings with the Contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program. The Contractor must provide data, reports, and presentations to groups of outside experts (subject to appropriate protections for Contractor’s confidential or proprietary data) and Government personnel as required by the Contracting Officer’s Representative, giving reasonable prior notice of such requirement to Contractor, in order to facilitate review of contract activities.

Contractor shall provide itinerary/agenda at least [***] in advance of meetings.

Contractor shall provide a meeting summary to the BARDA COR no later than [***] after the meeting.

3. Project Review Meetings

The Contractor shall, at a time to be determined later, present a comprehensive review of contract progress to date in a virtual or face-to-face meeting in Washington, DC., or, alternatively upon agreement of the parties a virtual or remote meeting. The Contractor will be responsible for updating the BARDA program on technical progress under the Statement of Work. Presentation must be delivered [***] prior to the scheduled meeting.

C.5. REGULATORY ACTIVITIES

The Contractor shall provide access to all Contractor Standard Operating Procedures (SOPs) upon request from Contracting Officer’s Representative/Contracting Officer. SOPs are used for audit purposes and validation of the programs progress. Authorized reviewers of the SOPs shall provide non-disclosure agreements, if required.

C.6. QUALITY

The Contractor shall establish and maintain a Quality Management System with sufficient content to include but not limited to the elements contained in the Code of Federal Regulations Title 21 Part 820.

The Contractor shall establish routine internal reviews, documentation, and evidence of the ability to maintain, and adhere to the Code of Federal Regulations Title 21 Part 820.

The Contractor shall contract for an independent audit of its system quality system adherence, resolve any issues noted by the auditor, and provide the audit findings and resolutions to the Government. Such audits are conducted by individuals who do not have direct responsibility for the matters being audited. The Contractor shall provide a summary of the Quality Audit Findings and resolutions from its last audit to the Government.

SECTION D - PACKAGING, MARKING, AND SHIPPING

All deliverables required under this contract shall be provided in accordance with Section F. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

Unless otherwise specified by the CO, delivery of reports to be furnished to the Government under this contract (including invoices) shall be delivered to the CO and COR electronically along with a concurrent email notification to the CO and COR (as defined in Section F.3. Electronic Submission) summarizing the electronic delivery.

SECTION E - INSPECTION AND ACCEPTANCE

E.1. FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at: https://www.acquisition.gov/FAR/ HHSAR

Clauses at: http://www.hhs.gov/policies/hhsar/subpart352.html.

FAR Clause Title and Date

FAR 52.246-3, Inspection of Supplies – Cost-Reimbursement (May 2001)
FAR 52.246-5, Inspection of Services - Cost-Reimbursement (April 1984)
FAR 52.246-8, Inspection of Research and Development – Cost Reimbursement (May 2001)
FAR 52.246-16, Responsibility for Supplies (April 1984)

E.2. DESIGNATION OF GOVERNMENT PERSONNEL

For the purpose of this Section E, the designated Contracting Officer’s Representative (COR) is the authorized representative of the Contracting Officer. The COR will assist in resolving technical issues that arise during performance. The COR, however, is not authorized to change any contract terms or authorize any changes in the Statement of Work or modify or extend the period of performance or authorize reimbursement of any costs incurred during performance.

E.3. INSPECTION, ACCEPTANCE AND CONTRACT MONITORING

Inspection and acceptance of the services and documentation called for herein shall be accomplished by the Contracting Officer or a duly authorized representative. Delivery, technical inspection, and acceptance will take place at a location designated by the Contracting Officer or the Contracting Officer Representative.

1. Site Visits and Inspections

At the discretion of the Government and independent of activities conducted by the Contractor, with [***] notice to the Contractor, the Government reserves the right to conduct site visits and inspections related to this Contract on an as needed basis during normal business hours, including collection of product samples and intermediates held at the location of the Contractor, or its subcontractor. All costs reasonably incurred by the Contractor and subcontractor for such visit and/or inspection shall be allowable costs subject to the Allowable cost requirements in FAR Subpart 31.2. The Contractor shall coordinate these visits and shall have the opportunity to accompany the Government on any such visits. Under time-sensitive or critical situations, the Government reserves the right to suspend the [***] notice to the Contractor. The areas included under the site visit could include, but are not limited to: security, regulatory and quality systems, manufacturing processes and cGMP/GLP/GCP compliance related to activities funded under this Contract.

If the Government, Contractor, or other party identifies any issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to the Government for review and acceptance:

a. If issues are identified during the audit, the Contractor shall submit a report to the CO and COR within [***] detailing the finding and corrective action(s) of the audit.

b. COR and CO will review the report and provide a response to the Contractor within [***].

c. Once corrective action is completed, the Contractor will provide a final report to the CO and COR.

SECTION F - DELIVERIES OR PERFORMANCE

F.1. ESTIMATED PERIOD OF PERFORMANCE

The estimated period of performance for this contract shall be consistent with the dates set forth in the Base Period in Section B.2. If the Government exercises the Options Period(s) pursuant to the Option Clause in Article I.2 of the contract, the period of performance shall be increased as shown in the tables in Section B.3.

F.2. DELIVERABLES

Successful performance of the final contract shall be deemed to occur upon performance of the work set forth in the Statement of Work attached to this contract as Attachment 1 (SECTION J-List of Attachments), and upon delivery and acceptance, as required by the Statement of Work, by the Contracting Officer, or the duly authorized representative pursuant to SECTION E-Inspection and Acceptance, of the following items listed below under heading 1 “Summary of Contract Deliverables” in accordance with the stated delivery schedule.

The items specified below under heading 1 “Summary of Contract Deliverables” and as described in the Statement of Work which is Attachment 1 to this contract will be required to be delivered by the date(s) specified below and in accordance with any specifications stated in SECTION D- PACKAGING, MARKING AND SHIPPING, of this contract. All reports identified below relate solely to the development activity funded under this contract:

1. Summary of Contract Deliverables

Unless otherwise stated, each deliverable in the table below shall be provided as one electronic copy to the Contracting Officer’s Representative, Contract Specialist, and Contracting Officer as set forth in SECTION D.

In addition to or in replacement of electronic copies, the CO may direct the Contractor to submit the below deliverables via BARDA Digital Resources Portal in machine readable format.

CDRL#	Deliverable	Deliverable Description	Reporting Procedures and Due Dates
01	Meetings
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
02	Technical Reporting
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]

[***]	[***]	[***]	[***]
03	Audits
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
04	Regulatory Documents
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

05	Press Release
[***]	[***]	[***]	[***]

2. Detailed Description of Select Contract Deliverables

A. Progress Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with this Article F of this contract, and in the Statement of Work, attached to this contract as Attachment 1 (SECTION J-List of Attachments).

i. Monthly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month.

The Contractor shall submit a Monthly Progress Report according to the dates set forth in the summary table (“Summary of Contract Deliverables”) under this article. The progress report shall conform to the requirements set forth in the DELIVERIES Article in SECTION F of this contract.

The format should include:

•
A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission;
•
SECTION I – EXECUTIVE SUMMARY
•
SECTION II - PROGRESS
•
SECTION II Part A: OVERALL PROGRESS - A description of overall progress.
•
SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g., evaluating, and managing subcontractor performance, and personnel changes).
•
SECTION II Part C: TECHNICAL PROGRESS - For each activity related to Gantt chart, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project. Updated Gantt chart should be included in report, including description of any changes made since the prior month.
•
SECTION II Part D: PROPOSED WORK - A summary of work proposed related to Gantt chart for the next reporting period and preprints/reprints of papers and abstracts.
•
SECTION III: Actual Expenses. This section of the report shall contain actual expenses and should be broken down to the appropriate WBS level.

Report should include a tracking log of progress on regulatory submissions with the FDA number, description of submission, date of submission, status of submission and next steps.

A Monthly Progress Report will not be required in the same month that the Annual Progress Report is submitted.

ii. Annual Progress Report

This report shall include a summation of the results of the entire contract work for the period covered. Monthly Progress Reports shall not be submitted in the same month when an Annual Progress Report is due. Furthermore, an Annual Progress Report will not be required for the period when the Final Report is due.

The first Annual Progress Report shall be submitted in accordance with the date set forth in the table (“Summary of Contract Deliverables”) under ARTICLE F.2. of this contract. The progress report shall conform to the requirements set forth in the DELIVERIES Article in SECTION F of this contract.

Each Annual Progress Report shall include:

A Cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and email address; and the date of submission;

•
SECTION I: EXECUTIVE SUMMARY - A brief overview of the work completed, and the major accomplishments achieved during the reporting period.
•
SECTION II: PROGRESS
•
SECTION II Part A: OVERALL PROGRESS - A description of overall progress.
•
SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE - A high level summary of critical meetings, etc. that have taken place during the reporting period. Include progress on administration and management to critical factors of the project (e.g. regulatory compliance audits and key personnel changes).
•
SECTION II Part C: TECHNICAL PROGRESS - A detailed description of the work performed structured to follow the activities and decision gates outlined at the Integrated Baseline Review and as described in the Integrated Master Plan. The Report should include a description of any problems (technical or financial) that occurred or were identified during the reporting period, and how these problems were resolved.
•
SECTION II Part D: PROPOSED WORK - A summary of work proposed for the next year period to include an updated Gantt Chart.
•
SECTION III: Actual Expenses. This section of the report shall contain actual expenses and should be broken down to the appropriate WBS level, to the extent applicable.

Contractor also should include the following in the Annual Progress Report:

Copies of manuscripts (published and unpublished), abstracts, and any protocols or methods developed specifically under the contract during the reporting period; and A summary of any Subject Inventions per the requirements under FAR Clause 52.227-11.

A tracking log of progress on regulatory submissions with the FDA number, description of submission, date of submission, status of submission and next steps.

iii. Draft Final Report and Final Report

These reports are to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Draft Final Report and Final Report shall be submitted in accordance with the DELIVERIES Article in SECTION F of the contract. An Annual Progress Report will not be required for the period when the Final Report is due. The Draft Final Report and the Final Report shall be submitted in accordance with the dates set forth in the table (“Summary of Contract Deliverables”) under ARTICLE F.2. of this contract. The report shall conform to the following format:

1. Cover page to include the contract number, contract title, performance period covered, Contractor’s name and address, telephone number, fax number, email address and submission date.

2. SECTION I: EXECUTIVE SUMMARY - Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

3. SECTION II: RESULTS - A detailed description of the work performed related to WBS and Gantt chart, the results obtained, and the impact of the results on the scientific and/or public health community including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance and a summary of all inventions.

Draft Final Report: The Contractor is required to submit the Draft Final Report to the Contracting Officer’s Representative and Contracting Officer. The Contracting Officer’s Representative and Contracting Officer will review the Draft Final Report and provide the Contractor with comments in accordance with the dates set forth in ARTICLE F.2. of this contract.

Final Report: The Contractor will deliver the final version of the Final Report on or before the completion date of the contract. The final version shall include or address the COR’s and CO’s written comments on the draft report. Final Report shall be submitted on or before the completion date of the contract.

The Contractor shall submit, with the Final Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

iv. Draft and Final Reports for Clinical Studies

•
The clinical trial reports shall follow the format of International Conference on Harmonization document ICH E3 “Guideline for Industry on Structure and Content of Clinical Study Reports”
•
Draft Final Report for Clinical Studies funded by this contract will be submitted to the Contracting Officer’s Representative and Contracting Officer (CO) for review and comment within the time frames set forth in the table (“Summary of Contract Deliverables”) under ARTICLE F.2.
•
Subcontractor prepared reports received by the Contractor shall be submitted to the Contracting Officer’s Representative and Contracting Officer (CO) for review and comment as set forth by the table in this Article. Contractor shall consider revising reports to address BARDA’s recommendations prior to FDA submission.
•
The Government shall provide written comments to the Draft Final Report for Clinical Studies in accordance with the dates set forth by the table in this Article.
•
The comprehensive Final Report for Clinical Studies will be submitted to the Contracting Officer and the Contracting Officer’s Representative set forth by the table in this Article.

v. Supplemental Technical Documents

Upon request, Contractor shall provide CO and COR with the following contract funded documents as specified below but not limited to: Process Development Reports; Assay Qualification Plan/Report, Assay Validation Plan/Report, Assay Technology Transfer Report, Batch Records, Contractor/Subcontractor Standard Operating

Procedures (SOP’s), Master Production Records, Certificate of Analysis, Clinical Studies Data or Reports. The CO and COR reserve the right to request within the Period of Performance a non-proprietary technical document for distribution within the USG. Contractor shall provide technical document within [***] of CO or COR request. Contractor can request additional time on an as needed basis. If edits are recommended, the Contractor must address, in writing, concerns raised by BARDA.

B. Deliverables Arising from FDA Correspondence

i. FDA Meetings

The Contractor shall forward the dates and times of any meeting with the FDA to BARDA and make arrangements for appropriate BARDA staff to attend the FDA meetings. BARDA staff shall include up to a maximum of four people (COR, CO and up to two subject matter experts).

Contractor shall notify BARDA of upcoming FDA meeting within [***] of scheduling Type A, B or C meetings OR within [***]of meeting occurrence for ad hoc meetings.

The Contractor shall forward initial Contractor and FDA-issued draft minutes and final minutes of any meeting with the FDA to BARDA within [***] of receipt. All documents shall be duly marked as either “Draft” or “Final.”

ii. FDA Submissions

The Contractor shall provide BARDA all documents submitted to the FDA.

Contractor shall provide BARDA with an electronic copy of the final FDA submission. All documents shall be duly marked as either “Draft” or “Final.”

When draft documents are submitted for BARDA review, BARDA will provide feedback to Contractor within [***] of receipt.

When BARDA reviews draft documents, the Contractor shall revise their documents to address BARDA’s written concerns and/or recommendations prior to FDA submission.

Final FDA submissions shall be submitted to BARDA concurrently or no later than [***] of their submission to FDA.

iii. FDA Audits

In the event of an FDA inspection which occurs as a result of this contract and for the product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, the Contractor shall provide the USG with an exact copy (non-redacted) of the FDA Form 483 and the Establishment Inspection Report (EIR) within [***] after the Contractors receipt of those documents. The Contractor shall provide the COR and CO with copies of the plan for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines as identified in the audit report, status updates during the plan’s execution and a copy of all final responses to the

FDA. The Contractor shall also provide redacted copies of any FDA audits received from subcontractors that occur as a result of this contract or for this product. The Contractor shall make arrangements for BARDA representative(s) to be present during the final debrief by the regulatory inspector.

Contractor shall notify CO and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit/audit if the FDA does not provide advanced notice.

Contractor shall provide copies of any FDA audit report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA, Subcontractor, or third party.

Within [***] of audit report, Contractor shall provide CO with a plan for addressing areas of nonconformance, if any are identified.

iv. Other FDA Correspondence

The Contractor shall memorialize any correspondence between Contractor and FDA such as email exchange or telephone conversations in written form and submit to BARDA. Email and telephone call narratives through each month shall be submitted with the monthly report. All documents shall be duly marked as either “Draft” or “Final.” Contractor shall provide written summary of any FDA correspondence within [***] of correspondence.

v. Audit Reports

Within [*** ] of an audit related to conformance to FDA regulations and guidance, including adherence to GLP, GMP, GCP guidelines, the Contractor shall provide copies of the audit report (so long as received from the FDA) and a plan for addressing areas of nonconformance to FDA regulations and guidelines for GLP, GMP, or GCP guidelines as identified in the final audit report.

vi. Other Requirements/Deliverables

1. Performance Measurement Baseline Review (PMBR)

The Contractor shall submit a plan for a PMBR to occur within [***] of contract award. At the PMBR, the Contractor and BARDA shall mutually agree upon the schedule and technical plan baselines (Performance Measurement Baseline). These baselines shall be the basis for monitoring and reporting progress throughout the life of the contract. The PMBR is conducted to achieve confidence that the baselines accurately capture the entire technical scope of work, are consistent with contract schedule requirements, are reasonably and logically planned, and have adequate resources assigned. The goals of the PMBR are as follows:

•
Jointly assess areas such as the Contractor’s planning for complete coverage of the SOW,
•
logical scheduling of the work activities, adequate resources, and identification of inherent risks
•
Confirm the integrity of the Performance Measurement Baseline (PMB)
•
Provide confidence in the validity of Contractor reporting
•
Identify risks associated with the PMB
•
Present any revised PMBs for mutual agreement
•
Present an Integrated Master Project Plan
•
Present the Risk Management Plan

2. Integrated Master Project Plan

The Contractor shall provide an Integrated Master Project Plan (including tabular and Gantt forms) to the COR that clearly indicates the critical path to annual deliverables and Work Breakdown Structure (WBS) elements. Attention shall be placed on providing sufficient turnaround time for the USG (BARDA, FDA, and CDC) for review of critical documentation. The Contractor shall integrate to demonstrate interdependencies among all CLINs. The Integrated Master Project Plan will be used to monitor performance of the contract. Within [***] of the effective date of the contract, the Contractor shall submit a first draft of an updated Integrated Master Schedule in a format agreed upon by BARDA to the COR and the CO for review and comment. The Integrated Master Schedule shall be incorporated into the contract and will be used to monitor performance of the contract.

Contractor shall include the key milestones and Go/No-Go decision gates. The IMS for the period of performance will be accepted by BARDA at the PMBR. This FINAL IMS shall be due within [***] of the effective date of the contract. Updates shall be due as requested by the COR.

3. Critical Path Milestones

The Integrated Master Project Plan shall outline key, critical path milestones, with “Go/No Go” decision criteria (entrance and exit criteria for each phase of the project). This report shall be due within [***] of contract award. Updates shall be due as requested by the COR.

4. Work Breakdown Structure

The WBS shall be discernable and consistent. The COR may require the Contractor to furnish WBS data at the work package level or at a lower level if there is significant complexity and risk associated with the task. This report shall be due within [***] of contract award. Updates shall be due as requested by the COR.

5. Risk Mitigation Plan

The Contractor shall develop and maintain a risk mitigation plan that highlights potential problems and/or issues that may arise during the life of the contract, their impact on schedule and performance, and appropriate remediation plans. This plan shall reference relevant WBS/SOW elements where appropriate. The management plan is to be completed by the Contractor within [***] of contract award. Updates shall be included in the monthly report, or as deemed necessary by the COR.

6. Deviation Request

During the course of contract performance, in response to a need to change IMS activities as baselined at the PMBR, the Contractor shall submit a Deviation Report. This report shall request a change in the agreed-upon IMS and timelines. This report shall include: (i) discussion of the justification/rationale for the proposed change; (ii) options for addressing the needed changes from the agreed upon timelines, including a cost-benefit analysis of each option; and (iii) recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development program, timelines, and budget.

7. Experimental Protocols

The Contractor shall submit to the COR all study/experiment/test plans, designs, and protocols prior to execution for approval or upon request by the COR when required.

8. Annual/Final Invention Report

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor, including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification. An Annual Invention Report shall be due on or before the [***] after the completion of each reporting period.

A Final Invention Report (see FAR 27.303 (b)(2)(ii)) shall be due on or before the expiration date of the contract. If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer.

9. Publications

Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted to COR for review prior to submission. Reports shall be due within [***] for manuscripts and [***] for abstracts.

10. Press Releases

The Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases. The Contractor shall ensure the Contracting Officer has received and approved an advanced copy of any press release not less than [***] prior to the issuance of any potential press release.

11. Security Report

The Contractor shall report to the government any activity; or incident that is in violation of established security standards; or indicates the loss or theft of government products. Reports shall be due within [***] after occurrence of an activity or incident.

12. Security Plan

If applicable, the Contractor shall submit a security plan for review and approval within [***] of contract award.

13. Quality Management System Plan

The Contractor shall submit to the COR a Quality Management System Plan for approval no later than [***] from the date of award.

C. Risk Management Plan

The Contractor shall develop and maintain a risk management plan that highlights potential problems and/or issues that may arise during the life of the contract, their impact on cost, schedule and performance, and appropriate remediation plans. This plan shall reference relevant WBS/SOW elements where appropriate. The USG has provided a Risk Mitigation Matrix template to be completed by any prospective Contractor. This report shall be due within [***] of contract award. Updates to the risk management plan shall be due as requested by the COR or Alternate COR. The Risk Mitigation Matrix shall be submitted monthly with the regular technical report.

D. GO/NO-GO DECISION POINTS AND SUCCESS CRITERIA

Contractor shall provide a presentation detailing technical progress made towards completion of Go/No-Go decision gate milestones following a prescribed template provided by BARDA prior to the In Process Review (IPR).

F.3. ELECTRONIC SUBMISSION

For electronic delivery, the Contractor shall upload documents the designated Government file sharing system. The Government shall provide two contractor representatives authorized log in access to the file share program. Each representative must complete a mandatory training provided by the Government prior to gaining user access. A notification email should be sent to the CO and COR upon electronic delivery of any documents.

F.4. SUBJECT INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor, including, but not limited to, the invention disclosure report, the confirmatory license in FAR 52.227-11 (d) (2), and the Government support certification, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer, except for the following modifications: (a) Contractor automatically elects and retains ownership of any subject invention upon its being made, (b) Contractor has sole discretion to decide whether a subject invention will be rated to file (“RTF”) as a patent application, (b) Contractor shall only be obligated to disclose a subject invention that is RTF, (c) any such disclosure shall occur within [***] of the RTF decision being made, (d) the disclosure shall contain the same information that Contractor personnel considered when making the RTF decision, (e) Contractor shall have no obligation to notify the Contracting Officer about any decision to allow any patent rights covering a subject invention (“Subject Patent Rights”) to lapse, and (f) the utilization reports shall only apply to Subject Patent Rights. A final invention statement (see FAR 27.303 (b) (2) (ii)) shall be submitted to the Contracting Officer on the expiration date of the contract, except that this obligation shall only apply to subject inventions that are RTF.

Reports and documentation submitted to the Contracting Officer shall be sent to the address set forth in Section G – Contract Administration Data.

For clarity, the following paragraphs in FAR Clause 52.227-11 shall not apply: (b) (2), (d) (1), (e) (1), (e) (3), (g) and (h), as well as the obligation to disclose gross royalties under (f).

F.5. CLINICAL AND NON-CLINICAL TERMS OF AWARD

BARDA has a responsibility to obtain documentation concerning mechanisms and procedures that are in place to protect the safety of participants and animals in BARDA funded clinical trials and non-clinical studies. Therefore, the Contractor shall develop a protocol for each clinical trial and non-clinical study funded under this contract and submit all such protocols and protocol amendments to the Contracting Officer’s Representative (COR) for evaluation and comment.

Approval by the COR is required before work under a protocol may begin. The COR comments will be forwarded to the Contractor within [***]. The Contractor must address, in writing, all concerns (e.g. study design, safety, regulatory, ethical, and conflict of interest) noted by the COR.

If the draft protocols are to be submitted to the FDA, the COR review shall occur before submission, pursuant to the terms set forth by Section F.2 of this contract. The Contractor shall revise their protocols to address BARDA’s concerns and recommendations prior to FDA submission. The Contractor must provide BARDA with a copy of FDA submissions, within the time frame set forth by Section F.2 of this contract.

Execution of clinical and non-clinical studies requires written authorization from the Government. The Government will provide written authorization to the Contractor upon either 1) receiving documentation in which all COR comments have been satisfactorily addressed; or 2) receiving documentation that the FDA has reviewed and commented on the protocol. For purposes of this contract, “Execution” or “Start” of a clinical study shall mean enrollment of the first subject or patient.

The Government shall have unlimited rights to all protocols, data resulting from execution of these protocols, and final reports funded by BARDA under this contract, as set forth in the FAR clauses referenced in PART II of this contract.

The Government reserves the right to request that the Contractor provide any contract deliverable in a non-proprietary form to ensure the Government has the ability to review and distribute the deliverables as the Government deems necessary. Important information regarding performing human subject research is available at https://www.niaid.nih.gov/research/clinical-research.

Any updates to technical reports are to be addressed in the Monthly and Annual Progress Reports. The Contractor shall advise the Contracting Officer’s Representative or designee in writing and via electronic communication in a timely manner of any issues potentially affecting contract performance.

F.6. FEDERAL ACQUISITION REGULATION CLAUSES INCORPORATED BY REFERENCE

This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. The full text of each clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html.

FAR 52.242-15, Stop Work Order (August 1989), Alternate 1 (Aug 1989)

SECTION G - CONTRACT ADMINISTRATION DATA

G.1. CONTRACTING OFFICER

The following Contracting Officer (CO) will represent the Government for the purpose of this contract:

[***]

Contract Management and Acquisition (CMA)

Biomedical Advanced Research & Development Authority (BARDA)

Administration for Strategic Preparedness and Response (ASPR)

U.S. Department of Health and Human Services (DHHS)

Email: [***]

1. The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds. No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.

2. The Contracting Officer is the only person with the authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimburse to the Contractor of any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract.

3. No information other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, shall be considered grounds for deviation from any stipulation of this contract.

4. The Government may unilaterally change its CO designation, after which it will notify the Contractor in writing of such change.

NOTE: An unauthorized commitment is an agreement that is not binding solely because the Government representative who made it lacked the authority to enter into that agreement on behalf of the Government. An unauthorized commitment (UC) usually results in the receipt of goods or services on behalf of the Government by someone with apparent authority, but that lacks the authority to obligate the Government; it can be intentional or unintentional. Only a warranted contracting officer has authority to obligate government funds and contractually bind the government for supplies and services within their warrant authority.

G.2. CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The following Contracting Officer’s Representative (COR) will represent the Government for this contract:

[***]

U.S. Department of Health & Human Services

Administration for Strategic Preparedness and Response (ASPR) Biomedical

Advanced Research & Development Authority (BARDA)

Phone: [***]

Email: [***]

The COR is responsible for:

1. Monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements;

2. Assisting the Contracting Officer in interpreting the statement of work and any other technical performance requirements;

3. Performing technical evaluation as required;

4. Performing technical inspections and acceptances required by this contract; and

5. Assisting in the resolution of technical problems encountered during performance.

The Government may unilaterally change its COR designation, after which it will notify Contractor in writing of such change.

G.3. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individuals are considered to be essential to the work being performed hereunder:

Name	Title
[***]	[***]
[***]	[***]
[***]	[***]

The key personnel specified in this contract are considered to be essential to work performance. At least [***] prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) and qualifications of the individual proposed as a substitute to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the contractor or Government.

G.4. CONTRACT FINANCIAL REPORT

a. Financial reports on the attached Financial Report of Individual Project/Contract shall be submitted by the Contractor to the CO with a copy to the COR in accordance with the instructions for completing this form, which accompany the form, in an original and one electronic copy, not later than the [***] after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories), which shall be reported within the total contract, are discussed in paragraph e., below. Subsequent changes and/or additions in the line entries shall be made in writing.

b. Unless otherwise stated in the instructions for completing this form, all columns A through J, shall be completed for each report submitted. The first financial report shall cover the period consisting of the first full [***] following the date of the contract, in addition to any fractional part of [***] . Thereafter, reports will be on a [***].

c. The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR Part 4.7.

d. The listing of expenditure categories to be reported is incorporated as a part of this contract and can be found under Section J entitled, “Financial Report of Individual Project/Contract,”.

e. Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

f. Contractor invoices/financial reports shall conform to the form, format, and content requirements of the instructions for Invoice/Financing requests and Contract Financial Reporting, and be sent to the following points of contact: [***], Phone: [***], Email: [***]

g. The Contractor agrees to immediately notify the CO in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than [***]) of the estimated costs for the base period or any option period(s) (See estimated costs under Section B) and the reasons for the variance. These requirements are in addition to the specified requirements of FAR Clause 52.232-20, Limitation of Cost that is incorporated by reference under Section I.1, which states;

Limitation of Cost (Apr 1984)

• The parties estimate that performance of this contract, exclusive of any fee, will not cost the Government more than (1) the estimated cost specified in the Schedule or, (2) if this is a cost-sharing contract, the Government’s share of the estimated cost specified in the Schedule. The Contractor agrees to use its best efforts to perform the work specified in the Schedule and all obligations under this contract within the estimated cost, which, if this is a cost-sharing contract, includes both the Government’s and the Contractor’s share of the cost.

• The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that—

• The costs the Contractor expects to incur under this contract in the next [***], when added to all costs previously incurred, will exceed [***] of the estimated cost specified in the Schedule; or

• The total cost for the performance of this contract, exclusive of any fee, will be either greater or substantially less than had been previously estimated.

• As part of the notification, the Contractor shall provide the Contracting Officer a revised estimate of the total cost of performing this contract.

• Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause—

• The Government is not obligated to reimburse the Contractor for costs incurred in excess of (i) the estimated cost specified in the Schedule or, (ii) if this is a cost-sharing contract, the estimated cost to the Government specified in the Schedule; and

• The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause of this contract) or otherwise incur costs in excess of the estimated cost specified in the Schedule, until the Contracting Officer (i) notifies the Contractor in writing that the estimated cost has been increased and (ii) provides a revised estimated total cost of performing this contract. If this is a cost-sharing contract, the increase shall be allocated in accordance with the formula specified in the Schedule.

• No notice, communication, or representation in any form other than that specified in paragraph (d)(2) of this clause, or from any person other than the Contracting Officer, shall affect this contract’s estimated cost to the Government. In the absence of the specified notice, the Government is not obligated to reimburse the Contractor for any costs in excess of the estimated cost or, if this is a cost-sharing contract, for any costs in excess of the estimated cost to the Government specified in the Schedule, whether those excess costs were incurred during the course of the contract or as a result of termination.

• If the estimated cost specified in the Schedule is increased, any costs the Contractor incurs before the increase that are in excess of the previously estimated cost shall be allowable to the same extent as if incurred afterward, unless the Contracting Officer issues a termination or other notice directing that the increase is solely to cover termination or other specified expenses.

• Change orders shall not be considered an authorization to exceed the estimated cost to the Government specified in the Schedule, unless they contain a statement increasing the estimated cost.

• If this contract is terminated or the estimated cost is not increased, the Government and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.

h. All invoice submissions shall be in accordance with FAR Clause 52.232-25, Prompt Payment (Jan 2017).

i. Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget.

The Contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

1. Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort (actual hours or % of effort), and amount claimed.

2. Fringe Benefits - Cite rate and amount

3. Overhead - Cite rate and amount

4. Materials & Supplies - Include detailed breakdown when total amount is over [***].

5. Travel - Identify travelers, dates, destination, purpose of trip, and total breaking out amounts for transportation (plane, car etc), lodging, M&IE. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.

6. Consultant Fees - Identify individuals, amounts and activities. Cite appropriate COA

7. Subcontracts - Attach subcontractor invoice(s). Cite appropriate COA

8. Equipment - Cite authorization and amount. Cite appropriate COA

9. Other Direct Costs - Include detailed breakdown when total amount is over [***].

10. Indirect rate (i.e. G&A, M&S etc…) - Cite rate and amount.

11. Total Cost

Additional instructions and an invoice template are provided in Section J-List of Attachments, Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for Cost- Reimbursement Contracts. All invoices must be signed by a representative of the contractor authorized to certify listed charges are accurate and comply with government regulations.

Invoices shall be signed and submitted electronically (in accordance with Section F.3 Electronic Submission).

If applicable, the Contractor shall convert any foreign currency amount(s) in the monthly invoice to U.S. dollars each month, on the 1st of the month, using the foreign exchange rate index published on www.federalreserve.gov. Payment of invoices is subject to the U.S. dollar limits within the Total Costs of CLIN 0001 in Section B of the contract.

The Government shall use electronic funds transfer to the maximum extent possible when making payments under this contract. FAR 52.232-33, Payment by Electronic Funds Transfer–System for Award Management, in Section I requires the Contractor to designate in writing a financial institution for receipt of electronic funds transfer payments.

G.5. INVOICE SUBMISSION

(a) The Contractor shall submit invoices electronically in accordance with HHSAR 352.232-71. As prescribed in HHSAR 332.7003, use the following clause:

Electronic Submission of Payment Requests

(a) Definitions. As used in this clause—

(1) “Payment request” means a bill, voucher, invoice, or request for contract financing payment with associated supporting documentation. The payment request must comply with the requirements identified in FAR 32.905(b), “Content of Invoices” and the applicable Payment clause included in this contract.

(b) Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests electronically using the Department of Treasury Invoice Processing Platform (IPP) or successor system. Information regarding IPP, including IPP Customer Support contact information, is available at www.ipp.gov or any successor site.

(c) The Contractor may submit payment requests using other than IPP only when the Contracting Officer authorizes alternate procedures in writing in accordance with HHS procedures.

(d) If alternate payment procedures are authorized, the Contractor shall include a copy of the Contracting Officer’s written authorization with each payment request.

(End of Clause)

Electronic Invoicing and Payment Requirements - Invoice Processing Platform (IPP)

• All Invoice submissions for goods and or services delivered to facilitate payments must be made electronically through the U.S. Department of Treasury’s Invoice Processing Platform System (IPP).

• Invoice Submission for Payment means any request for contract financing payment or invoice payment by the Contractor. To constitute a proper invoice, the payment request must comply with the requirements identified in the applicable Prompt Payment clause included in the contract, or the clause 52.212-4 Contract Terms and Conditions – Commercial Items included in commercial items contracts. The IPP website address is: https://www.ipp.gov.

• The Agency will enroll the Contractors new to IPP. The Contractor must follow the IPP registration email instructions for enrollment to register the Collector Account for submitting invoice requests for payment. The Contractor Government Business Point of Contact (as listed in SAM) will receive Registration email from the Federal Reserve Bank of St. Louis (FRBSTL) within [***] of the contract award for new contracts or date of modification for existing contracts.

o Registration emails are sent via email from [***]. Contractor assistance with enrollment can be obtained by contacting the IPP Production Helpdesk via email to [***] or phone [***].

o The Contractor POC will receive two emails from IPP Customer Support, the first email contains the initial administrative IPP User ID. The second email, sent within [***] of receipt of the first email, contains a temporary password. You must log in with the temporary password within [***].

• If your company is already registered to use IPP, you will not be required to re-register.

• If the Contractor is unable to comply with the requirement to use IPP for submitting invoices for payment as authorized by HHSAR 332.7002, a written request must be submitted to the Contracting Officer to explain the circumstances that require the authorization of alternate payment procedures.

Additional Administration for Strategic Preparedness and Response (ASPR) requirements:

(i) The contractor shall submit invoices under this contract once per month. For indefinite delivery vehicles, separate invoices must be submitted for each order.

(ii) Invoices must break-out price/cost by contract line item number (CLIN) as specified in the pricing section of the contract.

(iii) Invoices must include the Unique Entity Identifier (UEI) from System of Award Management (SAM) of the Contractor.

(iv) Invoices that include time and materials or labor hours CLINS must include supporting documentation to (1) substantiate the number of labor hours invoiced for each labor category, and (2) substantiate material costs incurred (when applicable).

(v) Invoices that include cost-reimbursement CLINs must be submitted in a format showing expenditures for that month, as well as contract cumulative amounts.

At a minimum the following cost information shall be included, in addition to supporting documentation to substantiate costs incurred.

• Direct Labor - include all persons, listing the person’s name, title, number of hours worked, hourly rate, the total cost per person and a total amount for this category;

• Indirect Costs (i.e., Fringe Benefits, Overhead, General and Administrative, Other Indirect Costs)- show rate, base and total amount;

• Consultants (if applicable) - include the name, number of days or hours worked, daily or hourly rate, and a total amount per consultant;

• Travel - include for each airplane or train trip taken the name of the traveler, date of travel, destination, the transportation costs including ground transportation shown separately and the per diem costs. Other travel costs shall also be listed;

• Subcontractors (if applicable) - include, for each subcontractor, the same data as required for the prime Contractor;

• Other Direct Costs - include a listing of all other direct charges to the contract, i.e., office supplies, telephone, duplication, postage; and

• Fee – amount as allowable in accordance with the Schedule and FAR 52.216-8 if applicable.

G.6. REIMBURSEMENT OF COST

The Government shall reimburse the Contractor the cost determined by the Contracting Officer to be allowable (hereinafter referred to as allowable cost) in accordance with FAR Clause 52.216-7, Allowable Cost and Payment incorporated by reference in Section I, Contract Clauses, of this contract, and FAR Subpart 31.2. Examples of allowable costs include, but are not limited to, the following:

a. All direct materials and supplies that are used in performing the work provided for under the contract, including those purchased for subcontracts and purchase orders.

b. All direct labor, including supervisory, that is properly chargeable directly to the contract, plus fringe benefits.

c. All other items of cost budgeted for and accepted in the negotiation of this basic contract or modifications thereto.

d. Travel costs including per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract subject to the following:

1. Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class) unless it is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings on fare, or would not make necessary connections).

2. Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent.

3. Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they do not exceed on a daily basis the per diem rates set forth in the Federal Travel Regulation (FTR).

4. Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate.

G.7. INDIRECT COST RATES

a. The following provisional rates established under the most recent Indirect Cost Negotiation Agreement between the Contractor and its cognizant audit agency, national Institutes of Health-Division of Financial Advisory Services (NIH-DFAS), are incorporated into this contract and will be utilized for billing purposes pending the establishment of updated provisional rates or final indirect cost rates for any period as determined by NIH-DFAS, the Contractor shall be reimbursed for allowable indirect costs at the following rate(s):

b. The Contractor shall be reimbursed for allowable indirect costs at the rates identified in the Advance Understandings in Article B.6 for Option Periods 1 and 2.

c. The provisions of FAR 42.704 are hereby established on indirect costs reimbursable under this contract. Therefore, the Government will not be obligated to pay any additional amounts if the final indirect cost rates developed by the cognizant audit activity based on actual allowable costs exceed the total amount of the federal share of the amount awarded for the specific base or option, when new provisional rates are established by the cognizant agency, Gritstone will utilize those rates for the award, a budget modification will not be necessary. Provisional and final rate letters shall be provided to the Contracting Officer by the Contractor upon their immediate receipt.

d. In accordance with FAR Part 5.216-7(d), the contractor shall submit an adequate final approved indirect cost rate letter to the contracting officer and the cognizant auditor within the [***] period following the end of each of its fiscal years or after the letter is received, during the period of contract performance. The contracting officer may grant, in writing, reasonable extensions, for exceptional circumstances only, when requested in writing by the contractor.

G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, an interim evaluation shall be submitted annually.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted [***] to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

https://www.cpars.gov

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the Contractor will be required to identify an alternate contact that will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required [***] time frame.

CPARS Point of Contact for Gritstone:

[***] , Phone: [***], Email: [***]

G.9. CONTRACT COMMUNICATIONS/CORRESPONDENCE (JULY 1999)

The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting the contract number from Page 1 of the contract.

G.10. GOVERNMENT PROPERTY

In addition to the requirements of the Government Property clause incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, “HHS Contracting Guide for Control of Government Property,” which is incorporated into this contract by reference. This document can be accessed at: https://archive.org/details/contractorsguide00unit

Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract.

Notwithstanding the provisions outlined in the HHS Publication, “HHS Contracting Guide for Control of Government Property,” which is incorporated in this contract in paragraph 1 above, the Contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for submitting summary reports required under this contract, as directed by the Contracting Officer or his/her designee. This form is attached to this contract (see SECTION J – LIST OF ATTACHMENTS). Title will vest in the Government for equipment purchased as a direct cost.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The Contractor, depending upon the nature of the work, is responsible for following the provisions below in conducting its own work under this contract. The Contractor also is responsible for incorporating these provisions into any subcontract awarded, if applicable to the specific nature of the work in the subcontract. Accordingly, those provisions shall be flowed down as applicable.

H.1. CLINICAL AND NON-CLINICAL TERMS OF AWARD

BARDA has a responsibility to obtain documentation concerning mechanisms and procedures that are in place to protect the safety of participants and animals in BARDA funded clinical trials and non-clinical studies. Therefore, the Contractor shall develop a protocol for each clinical trial and non-clinical study funded under this contract and submit all such protocols and protocol amendments to the Contracting Officer’s Representative (COR) for evaluation and comment.

Approval by the COR is required before work under a protocol may begin. The COR comments will be forwarded to the Contractor within [***]. The Contractor must address, in writing, all concerns (e.g. study design, safety, regulatory, ethical, and conflict of interest) noted by the COR.

If the draft protocols are to be submitted to the FDA, the COR review shall occur before submission, pursuant to the terms set forth by Article F.2 of this contract. The Contractor shall revise their protocols to address BARDA’s concerns and recommendations prior to FDA submission. The Contractor must provide BARDA with a copy of FDA submissions, within the time frame set forth by Article F.2 of this contract.

Execution of clinical and non-clinical studies requires written authorization from the Government. The Government will provide written authorization to the Contractor upon either 1) receiving documentation in which all COR comments have been satisfactorily addressed; or 2) receiving documentation that the FDA has reviewed and commented on the protocol. For purposes of this contract, “Execution” or “Start” of a clinical study shall mean enrollment of the first subject or patient.

The Government shall have unlimited rights to all protocols, data resulting from execution of these protocols, and final reports funded by BARDA under this contract, as set forth in the FAR clauses referenced in PART II of this contract. The Government reserves the right to request that the Contractor provide any contract deliverable in a non-proprietary form to ensure the Government has the ability to review and distribute the deliverables as the Government deems necessary. Important information regarding performing human subject research is available at https://www.niaid.nih.gov/research/clinical-research.

Any updates to technical reports are to be addressed in the Monthly and Annual Progress Reports. The Contractor shall advise the Contracting Officer’s Representative or designee in writing and via electronic communication in a timely manner of any issues potentially affecting contract performance.

1. Non-Clinical Terms of Award

a. These Non-Clinical Terms of Award detail an agreement between the Biomedical Advanced Research and Development Authority (BARDA) and the Contractor; they apply to all grants and contracts that involve non- clinical research and Safety and Monitoring Issues.

i. PHS Policy on Humane Care and use of Laboratory Animals

Before award and then with the annual progress report, the Contractor must submit to BARDA a copy of the current Institutional Animal Care and Use Committees (IACUC) documentation of continuing review and approval and the Office of Laboratory Animal Welfare (OLAW) federal wide assurance number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter trial or study), each institution’s IACUC must review and approve the protocol.

They must also provide BARDA initial and annual documentation of continuing review and approval and federal wide assurance number.

The Contractor must ensure that the application, as well as all protocols, are reviewed by the performing institution’s IACUC.

To help ensure the safety of animals used in BARDA-funded studies, the Contractor must provide BARDA copies of documents related to all major changes in the status of ongoing protocols, including the following:

• All amendments or changes to the protocol, identified by protocol version number, date, or both and date it is valid.

• All material changes in IACUC policies and procedures, identified by version number, date, and all required signatories (if applicable).

• Termination or temporary suspension of the study(ies) for regulatory issues.

• Termination or temporary suspension of the protocol.

• Any change that is made in the specific IACUC approval for the indicated study(ies).

• Any other problems or issues that could affect the scientific integrity of the study(ies), i.e., fraud, misrepresentation, misappropriation of funds, etc.

Contractor must notify BARDA of any of the above changes within [***] from the time the Contractor becomes aware of such changes by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IACUC and a copy of any responses from the IACUC.

If a non-clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any. See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

ii. Non-Clinical Data and Safety Monitoring Requirements.

BARDA strongly recommends continued safety monitoring for all non-clinical studies of investigational drugs, devices, or biologics. FDA expects non-clinical studies to include safety in addition to efficacy. Contractor should consider evaluation of clinical relevant safety markers in the pivotal and non-pivotal, non- clinical studies. In preparation for clinical trials of licensed or not yet licensed products, it is imperative that BARDA- sponsored studies of any type measure the risk and safety parameters that are elicited and provide a safety profile from the studies for future human risk assessment.

A risk is minimal where the probability and magnitude of harm or discomfort anticipated in the proposed research are not greater than those ordinarily encountered in daily life or during the performance of routine physical or psychological examinations or tests. For example, the risk of drawing a small amount of blood from a healthy subject for research purposes is no greater than the risk of doing so as part of a routine physical examination (45 CFR 46.102(i)).

BARDA will work with the Contractor on decisions regarding the type and extent of safety data accrual to be employed before the start of efficacy or safety studies.

The Contractor shall inform BARDA of any upcoming site visits and/or audits of CRO facilities funded under this effort. BARDA reserves the right to accompany the Contractor on site visits and/or audits of CRO’s as BARDA deems necessary.

b. BARDA Review Process before Non-Clinical study Execution Begins

BARDA is under the same policy-driven assurances as NIH in that it has a responsibility to ensure that mechanisms and procedures are in place to protect the safety and welfare of animals used in BARDA-funded non-clinical trials. Therefore, before study execution, the Contractor must provide the following (as applicable) for review and comment by BARDA:

• IACUC approved (signed) non-clinical research protocol identified by version number, date, or both, including details of study design, euthanasia criteria, proposed interventions, and exclusion criteria.

• For non-pivotal mouse studies, the Contractor will provide an annual animal care and use protocol.

• Documentation of IACUC approval, including OLAW federal wide number, IACUC registration number, and IACUC name.

• Contractor should reduce the number of animals required for a study using power of statistics.

• Plans for the management of side effects, rules for interventions and euthanasia criteria.

• Procedures for assessing and collecting safety data were appropriate.

• If a study is contracted through Contract Research Organizations (CROs), work orders and service agreements the Contractor shall assure an integrated safety documentation plan is in place for the study site, pharmacy service records on the dosing material to be used and excipients, and laboratory services (including histopathology).

• Documentation that the Contractor and all required staff responsible for the conduct of the research have received training in the protection and handling of animals, or that the CRO has the required documentation.

• Purchasing of animals and/or other supplies for non-clinical studies funded in part or in whole by BARDA requires written approval by the Contracting Officer in accordance with the contract.

• Provide justification for whether studies require good laboratory practice (GLP) conditions.

• Provide justification for whether studies will be classified as non-pivotal or pivotal studies.

Documentation of each of the above items shall be submitted to BARDA for evaluation and comment in conjunction with the protocol. Execution of non- clinical studies requires written authorization from BARDA in accordance with this section of the contract.

c. References

Public Health Service Policy on Humane Care and Use of Laboratory Animals: http://grants.nih.gov/grants/olaw/InvestigatorsNeed2Know.pdf

USDA Animal Welfare Act: https://www.aphis.usda.gov/aphis/ourfocus/animalwelfare/sa_awa

2. Clinical Terms of Award

These Clinical Terms of Award detail an agreement between the Government and the Contractor; they apply to all grants and contracts that involve clinical research.

BARDA shall have unlimited rights to all protocols, data generated from the execution of these protocols, and final reports, funded by BARDA under this contract, as defined in Rights in Data Clause in FAR 52.227-14. BARDA reserves the right to request that the Contractor provide any contract deliverable without any restrictive legends to ensure BARDA has the ability to review and distribute the deliverables, as BARDA deems necessary.

a. Safety and Monitoring Issues

1. Institutional Review Board or Independent Ethics Committee Approval

Within [***] of award and then with the annual progress report, the Contractor must submit to the COR a copy of the current IRB-or IEC-approved informed consent document, documentation of continuing review and approval and the OHRP federal wide assurance number for the institution or site.

If other institutions are involved in the research (e.g., a multicenter clinical trial or study), each institution’s IRB or IEC must review and approve the protocol. They must also provide BARDA initial and annual documentation of continuing review and approval, including the current approved informed consent document and federal wide number.

The Contractor must ensure that the application as well as all protocols is reviewed by their IRB or IEC.

To help ensure the safety of participants enrolled in BARDA-funded studies, the Contractor must provide the COR copies of documents related to all major changes in the status of ongoing protocols, including the following:

• All amendments or changes to the protocol, identified by protocol version number, date, or both and dates it is valid.

• All changes in informed consent documents, identified by version number, dates, or both and dates it is valid.

• Termination or temporary suspension of patient accrual.

• Termination or temporary suspension of the protocol.

• Any change in IRB approval.

• Any other problems or issues that could affect the participants in the studies.

The Contractor must notify the COR and CO of any of the above changes within [***] by email or fax, followed by a letter signed by the institutional business official, detailing notification of the change of status to the local IRB and a copy of any responses from the IRB or IEC.

If a clinical protocol has been reviewed by an institutional biosafety committee (IBC) or the NIH Recombinant DNA Advisory Committee (RAC), the Contractor must provide information about the initial and ongoing review and approval, if any. See the NIH Guidelines for Research Involving Recombinant DNA Molecules.

2. Data and Safety Monitoring Requirements

BARDA strongly recommends independent safety monitoring for clinical trials of investigational drugs, devices, or biologics; clinical trial of licensed products; and clinical research of any type involving more than minimal risk to volunteers. Independent monitoring can take a variety of forms. Phase III clinical trials must be reviewed by an independent data and safety monitoring board (DSMB); other trials may require DSMB oversight as well. The Contractor shall inform BARDA of any upcoming site visits and/or audits of CRO facilities funded under this effort. BARDA reserves the right to accompany the Contractor on site visits and/or audits of CROs as BARDA deems necessary.

A risk is minimal where the probability and magnitude of harm or discomfort anticipated in the proposed research and not greater than those ordinarily encountered in daily life or during the performance of routine physical or psychological examinations or tests. For examples, the risk of drawing a small amount of blood from a healthy individual for research purposes is no greater than the risk of doing so as part of a routine physical examination (45 CFR 46.102I).

Final decisions regarding the type of monitoring to be used must be made jointly by BARDA and the Contractor before enrollment starts. Discussions with the responsible BARDA Project Officer regarding appropriate safety monitoring and approval of the final monitoring plan by BARDA must occur before patient enrollment begins and may include discussions about the appointment of one of the following.

• Independent Safety Monitor – a physician or other appropriate expert who is independent of the study and available in real time to review and recommend appropriate action regarding adverse events and other safety issues.

• Independent Monitoring Committee (IMC) or Safety Monitoring Committee (SMC) – a small group of independent investigators and biostatisticians who review data from a particular study.

• Data and Safety Monitoring Board – an independent committee charged with reviewing safety and trial progress and providing advice with respect to study continuation, modification, and termination. The Contractor may be required to use an established BARDA DSMB or to organize an independent DSMB. All phase III clinical trials must be reviewed by a DSMB; other trials may require DSMB oversight as well. Please refer to: NIAID Principles for Use of a Data and Safety Monitoring Board (DSMB) For Oversight of Clinical Trials Policy.

When a monitor or monitoring board is organized, a description of it, its charter or operating procedures (including a proposed meeting schedule and plan for review of adverse events), and roster and curriculum vitae from all members must be submitted to and approved by the COR before enrollment starts. The Contractor will also ensure that the monitors and board members report any conflicts of interest and the Contractor will maintain a record of this. The Contractor will share conflict of interest reports with the CO and COR.

Additionally, the Contractor must submit written summaries of all reviews conducted by the monitoring group to the BARDA within [***] of reviews or meetings.

3. BARDA Protocol Review Proce1ss Before Patient Enrollment Begins

The COR has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in BARDA-supported clinical trials.

Therefore, before patient accrual or participant enrollment, the Contractor must ensure the following (as applicable) are in place at the participating institution(s), prior to the first participant accrual or enrollment:

• IRB- or IEC-approved clinical research protocol identified by version number, date, or both, including details of study design, proposed interventions, patient eligibility, and exclusion criteria.

• Documentation of IRB or IEC approval, including OHRP federal wide number, IRB or IEC registration number, and IRB and IEC name.

• IRB- or IEC- approved informed consent document, identified by version number, date, or both and dates it is valid.

• Plans for the management of side effects.

• Procedures for assessing and reporting adverse events.

• Plans for data and safety monitoring (see above) and monitoring of the clinical study site, pharmacy, and laboratory.

• Documentation that the Contractor and all study staff responsible for the design or conduct of the research have received training in the protection of human subjects.

Documentation to demonstrate that each of the above items are in place shall be submitted to the COR) for evaluation and comment in conjunction with the protocol. Execution of clinical studies requires written authorization from the COR in accordance with this Section of this contract.

4. Investigational Device Exemption Requirements

Consistent with federal regulations, clinical research projects involving the use of investigational therapeutics, vaccines, or other medical interventions (including licensed products and devices for a purpose other than that for which they were licensed) in humans under a research protocol must be performed under a Food and Drug Administration (FDA) investigational new drug (IND) or investigational device exemption (IDE).

Exceptions must be granted in writing by FDA. If the proposed clinical trial will be performed under an IDE, the Contractor must provide BARDA with the name and institution of the IDE sponsor, the date the or IDE was filed with FDA, the FDA or IDE number, any written comments from FDA, and the written responses to those comments.

Unless FDA notifies Contractor otherwise, The Contractor must wait thirty [***] from FDA receipt of an initial or IDE application before initiating a clinical trial.

The Contractor must notify BARDA if the FDA places the study on clinical hold and provide BARDA any written comments from FDA, written responses to the comments, and documentation in writing that the hold has been lifted. The Contractor must not use grant or contract funds during a clinical hold to fund clinical studies that are on hold. The Contractor must not enter into any new financial obligations related to clinical activities for the clinical trial on clinical hold.

5. Required Time-Sensitive Notification

Under an IDE, the sponsor must provide FDA safety reports of serious adverse events. Under these Clinical Terms of Award, the Contractor must submit copies to the responsible Contracting Officer’s Representative (COR) as follows:

a. IDE reports of unanticipated adverse device effect:

A copy of any reports of unanticipated adverse device effect submitted to FDA must be submitted to the COR within [***] of FDA notification.

b. Expedited safety reports: Sent to the COR concurrently with the report to FDA.

c. Other adverse events documented during the course of the trial should be included in the annual IDE report and reported to BARDA annually.

In case of problems or issues, the Contracting Officer’s Representative will contact the Contractor within [***] by email or fax, followed within [***] by an official letter to the Contractor’s Project Manager, with a copy to the institutions’ office of sponsored programs, listing issues and appropriate actions to be discussed.

d. Safety reporting for research not performed under an IDE.

Final decisions regarding ongoing safety reporting requirements for research not performed under an IDE must be made jointly by the COR and the Contractor.

H.2. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-4(b) (December 2015)

a. The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR Part 46 and with the Contractor’s current federal wide Assurance of Compliance on file with the Office for Human Research Protections (OHRP), Department of Health and Human Services. The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

b. The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible. The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract. The Contractor shall not deem anything in this contract to constitute the Contractor or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the Government. The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent contractor without imputing liability on the part of the Government for the acts of the Contractor or its employees.

c. Contractors involving other agencies or institutions in activities considered to be engaged in research involving human subjects must ensure that such other agencies or institutions obtain their own FWA if they are routinely engaged in research involving human subjects or ensure that such agencies or institutions are covered by the Contractors’ FW’ via designation as agents of the institution of via individual investigator agreements (see OHRP website at: http//:www.hhs.gov/ohrp/policy/guidanceonalternativeofwa.pdf).

d. If at any time during the performance of this contract, the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. The Contracting Officer may communicate the notice of suspension by telephone with confirmation in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, after consultation with OHRP, terminate this contract in whole or in part.

H.3. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable Federal, State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP- approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self- designated form provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

H.4. RESEARCH INVOLVING HUMAN FETAL TISSUE

All research involving human fetal tissue shall be conducted in accordance with the Public Health Service Act, 42

U.S.C. 289g-1 and 289g-2. Implementing regulations and guidance for conducting research on human fetal tissue may be found at 45 CFR 46, Subpart B and http://grants1.nih.gov/grants/guide/notice-files/not93-235.html and any subsequent revisions to this NIH Guide to Grants and Contracts (“Guide”) Notice.

The Contractor shall make available, for audit by the Secretary, HHS, the physician statements and informed consents required by 42 USC 289g-1(b) and (c), or ensure HHS access to those records, if maintained by an entity other than the Contractor.

H.5. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in BARDA funded programs should report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800- 447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector

General Department of Health and Human Services TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

H.6. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to 13224 and P.L. 107- 56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

H.7. IDENTIFICATION AND DISPOSITION OF DATA

The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (DHHS). DHHS reserves the right, subject to FAR 52.227-14, FAR 52.227-14 Alt II, and HHSAR 352.224-71, to review any other data determined by DHHS to be relevant to this contract. The Contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.

H.8. EXPORT CONTROL NOTIFICATION

Contractors are responsible for ensuring compliance with all export control laws and regulations that may be applicable to the export of and foreign access to their proposed technologies.

Contractors may consult with the Department of State with any questions regarding the International Traffic in Arms Regulation (ITAR) (22 CRF Parts 120-130) and /or the Department of Commerce regarding the Export Administration Regulations (15 CRF Parts 730-774).

H.9. CONFLICT OF INTEREST

The Contractor represents and warrants that, to the best of the Contractor’s knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR 2.101 and Subpart 9.5, and that the Contractor has disclosed all such relevant information. Prior to commencement of any work, the Contractor agrees to notify the Contracting Officer promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identify to the Contracting Officer any actual or potential conflict of interest the firm may have. In emergency situations, however, work may begin but notification shall be made within [***]. The Contractor agrees that if an actual or potential organizational conflict of interest is identified during performance, the Contractor shall promptly make a full disclosure in writing to the Contracting Officer. This disclosure shall include a description of actions which the Contractor has taken or proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual or potential conflict of interest. The Contractor shall continue performance until notified by the Contracting Officer of any contrary action to be taken. Remedies include termination of this contract for convenience, in whole or in part, if the Contracting Officer deems such termination necessary to avoid an organizational conflict of interest. If the Contractor was aware of a potential organizational conflict of interest prior to award or discovered an actual or potential conflict after award and did not disclose it or misrepresented relevant information to the Contracting Officer, the Government may terminate the contract for default, debar the Contractor from Government contracting, or pursue such other remedies as may be permitted by law or this contract.

H.10. NEEDLE DISTRIBUTION

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

H.11. RESTRICTION ON ABORTIONS

The Contractor shall not use contract funds for any abortion.

H.12. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

The Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

H.13. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION

The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading.

H.14. ACCESS TO DOCUMENTATION/DATA

The Government shall have physical and electronic access to such documentation and data generated under this contract in which it has unlimited rights. For clarity, in situations where Contractor obtains image data that has been exported to DICOM files containing such image data as both (i) bitmapped (scan-converted) images in public tags and (ii) as raw (non-scan converted) images in private tags, Contractor shall have no obligation to provide the Government with access to the raw images or to any annotations that Contractor may apply to such image data. Contractor shall provide the Government with an electronic copy of all correspondence and submissions to the FDA within 15 business days of receipt of request. The Government shall acquire unlimited rights in such data as outlined in accordance with FAR Subpart 27.4 and FAR Clause 52.227- 14.

H.15. EPA ENERGY STAR REQUIREMENTS

In compliance with Executive Order 12845 (requiring Agencies to purchase energy efficient computer equipment), all microcomputers, including personal computers, monitors, and printers that are purchased using Government funds in performance of a contract shall be equipped with or meet the energy efficient low-power standby feature as defined by the EPA Energy Star program unless the equipment always meets EPA Energy Star efficiency levels. The microcomputer, as configured with all components, must be Energy Star compliant.

This low-power feature must already be activated when the computer equipment is delivered to the agency and be of equivalent functionality of similar power managed models. If the equipment will be used on a local area network, the vendor must provide equipment that is fully compatible with the network environment. In addition, the equipment will run commercial off-the-shelf software both before and after recovery from its energy conservation mode.

H.16. ACKNOWLEDGMENT OF FEDERAL FUNDING

Section 507 of P.L. 104-208 mandates that Contractors funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents. This requirement is in addition to the continuing requirement to provide an acknowledgment of support and disclaimer on any publication reporting the results of a contract funded activity.

Publication and Publicity

No information related to data obtained under this contract shall be released or publicized without providing BARDA with at least [***] advanced notice and an opportunity to review the proposed release or publication.

In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in Section I of this contract, Section 507 of P.L. 104-208 mandates that Contractors funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents. Contractors are required to state:

(1) The percentage and dollar amounts of the total program or project costs financed with Federal money and;

(2) The percentage and dollar amount of the total costs financed by non-governmental sources. For purposes of this contract “publication” is defined as an issue of printed material offered for distribution or any communication or oral presentation of information, including any manuscript or scientific meeting abstract. Any publication containing data generated under this contract must be submitted for BARDA review no less than [***] for manuscripts and [***] for abstracts before submission for public presentation or publication. Contract support shall be acknowledged in all such publications substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Department of Health and Human Services; Office of the Assistant Secretary for Preparedness and Response; Biomedical Advanced Research and Development Authority, under Contract No. 75A50123C00062

Press Releases

Misrepresenting contract results or releasing information that is injurious to the integrity of BARDA may be construed as improper conduct. Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. With the exception of ad-hoc press releases required by applicable law or regulations, the Contractor shall ensure that the COR, CO, and [***] has received an advance copy of any press release related to the contract not less than [***] prior to the issuance of the press release.

The Contractor shall acknowledge the support of the Department of Health and Human Service, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Department of Health and Human Services; Office of the Assistant Secretary for Preparedness and Response; Biomedical Advanced Research and Development Authority, under Contract No. 75A50123C00062

H.17. PROHIBITION ON THE USE OF APPROPRIATED FUNDS FOR LOBBYING ACTIVITIES AND HHSAR 352.203-70 ANTI-LOBBYING (December 2015)

Pursuant to the HHS annual appropriations acts, except for normal and recognized executive- legislative relationships, the Contractor shall not use any HHS contract funds for:

a. Publicity or propaganda purposes;

b. The preparation, distribution, or use of any kit, pamphlet, booklet, publication, electronic communication, radio, television, or video presentation designed to support or defeat the enactment of legislation before the Congress or any State or local legislature or legislative body, except in presentation to the Congress or any state or local legislature itself; or designed to support or defeat any proposed or pending regulation, administrative action, or order issued by the executive branch of any state or local government, except in presentation to the executive branch of any state or local government itself; or

c. Payment of salary or expenses of the Contractor, or any agent acting for the Contractor, related to any activity designed to influence the enactment of legislation, appropriations, regulation, administrative action, or Executive order proposed or pending before the Congress or any state government, state legislature or local legislature or legislative body, other than for normal and recognized executive-legislative relationships or participation by an agency or officer of a state, local, or tribal government in policymaking and administrative processes within the executive branch of that government.

d. The prohibitions in subsections (a), (b), and (c) above shall include any activity to advocate or promote any proposed, pending, or future federal, state, or local tax increase, or any proposed, pending, or future requirement for, or restriction on, any legal consumer product, including its sale or marketing, including, but not limited to, the advocacy or promotion of gun control.

H.18. PRIVACY ACT APPLICABILITY

Notification is hereby given that the Contractor and its employees are subject to criminal penalties for violation of the Privacy Act to the same extent as employees of the Government. The Contractor shall assure that each of its employees knows the prescribed rules of conduct and that each is aware that he or she can be subjected to criminal penalty for violation of the Act. A copy of 45 CFR Part 5b, Privacy Act Regulations, may be obtained at https://www.gpo.gov/fdsys/granule/CFR-2007-title45-vol1/CFR-2007-title45-vol1-part5b

The Project Officer is hereby designated as the official who is responsible for monitoring contractor compliance with the Privacy Act.

The Contractor shall follow the Privacy Act guidance as contained in the Privacy Act System of Records number 09- 25-0200. This document may be obtained at the following link: http://oma.od.nih.gov/ms/privacy/pa-files/0200.htm

H.19. CONFIDENTIALITY OF INFORMATION

a. Confidential information, as used in this article, means information or data of a personal nature about an individual or proprietary information or data submitted by or pertaining to an institution or organization.

b. The CO and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential and providing further that the Government is not entitled to unlimited rights to that information pursuant to FAR 52.227-14. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the “Disputes” clause.

c. If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

d. Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

e. Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor should obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

f. The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

H.20. LABORATORY LICENSE REQUIREMENTS

The Contractor shall comply with all applicable requirements of Section 353 of the Public Health Service Act (Clinical Laboratory Improvement Act as amended) (42 U.S.C. 263a and 42 CFR Part 493). This requirement shall also be included in any subcontract for services under the contract.

H.21. QUALITY ASSURANCE (QA) AUDIT REPORTS

BARDA reserves the right to participate in QA audits as related to activities funded under this contract. Upon completion of the audit/site visit the Contractor shall provide a report capturing the findings, results and next steps in proceeding with the subcontractor. If action is requested of the subcontractor, detailed concerns for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines, as identified in the audit report, must be provided to BARDA. The Contractor shall provide responses from the subcontractors to address these concerns and plans for corrective action execution.

• Contractor shall notify CO and COR of upcoming, ongoing, or recent audits/site visits of subcontractors as part of weekly communications.

• Contractor shall notify the COR and CO within [***] of report completion.

H.22. BARDA AUDITS

Contractor shall accommodate periodic or reasonable ad hoc site visits during normal business hours by the Government with [***] advance notice. If the Government, the Contractor, or other parties identifies any issues during an audit, the Contractor shall capture the issues, identify potential solutions, and provide a report to the Government.

• If issues are identified during the audit, Contractor shall submit a report to the CO and COR detailing the finding and corrective action(s) within [***] of the audit.

• COR and CO will review the report and provide a response to the Contractor with [***] .

• Once corrective action is completed, the Contractor will provide a final report to the CO and COR.

H.23. RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS

The Contractor shall not use contract funds to employ workers described in Section 274A (h)(3) of the Immigration and National Act, which reads as follows:

“(3) Definition of unauthorized alien – As used in this Section, the term ‘unauthorized alien’ with respect to the employment of an alien at a particular time, that the alien is not at that time either an alien lawfully admitted for permanent residence, or (B) authorized to be so employed by this Act or by the Attorney General.”

H.24. NOTIFICATION OF CRITICAL PROGRAMMATIC CONCERNS, RISKS, OR POTENTIAL RISKS

If any action occurs that creates a cause for critical programmatic concern, risk, or potential risk to BARDA or the Contractor and Incident Report shall be delivered to BARDA.

• Within [***] of activity or incident or within [***] for a security related activity or incident, Contractor must notify BARDA.

• Additional updates due to COR and CO within [***] of additional developments.

• Contractor shall submit within [***] a Corrective Action Plan (if deemed necessary by either party) to address any potential issues.

If corrective action is deemed necessary, Contractor must address in writing, its consideration of concerns raised by BARDA within [***] .

H.25. DISSEMINATION OF INFORMATION (May 2004)

Other than scientific and technical sections for which the contractor can assert a copyright under FAR Clause 52.227- 14 I or information shared under a Confidential Disclosure Agreement held by the Contractor, no information related to data obtained under this contract shall be released or publicized without the prior written consent of the Contracting Officer. In the event that the contractor seeks to publicize data through a scientific or technical Section, the contractor shall provide BARDA, through the COR, with a minimum of [***] to review the Section prior to publication.

H.26. REGISTRATION WITH THE SELECT AGENT PROGRAM FOR WORK INVOLVING THE POSSESSION, USE, AND/OR TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

Work involving select biological agents or toxins shall not be conducted under this contract until the Contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable select agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before performing work involving Select Agents, in accordance with 42 CFR 73. No Government funds can be used for work involving Select Agents, as defined in 42 CFR 73, if the final registration certificate is denied.

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the Government that a process equivalent to that described in 42 CFR 73 (https://www.ecfr.gov/cgi- bin/retrieveECFR?gp=&SID=8a4be60456973b5ec6bef5dfeaffd49a&r=PART&n=42y1.0.1.6.61) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents. The Contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73. The Government will assess the policies and procedures for comparability to the

U.S. requirements described in 42 CFR Part 73. When requested by the contracting officer, the Contractor shall provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents. This includes summaries of safety, security, and training plans, and applicable laws, regulations, and policies. For the purpose of security risk assessments, the Contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at https://www.selectagents.gov/regulations.html

H.27. MANUFACTURING STANDARDS

The Good Manufacturing Practice Regulations (GMP) will be the standard to be applied for clinical manufacturing, processing, packaging, storage, and delivery of this product.

If at any time during the life of the contract, the Contractor fails to comply with GMP in the manufacturing, processing, packaging, storage, stability and other testing of the manufactured drug substance or product and delivery of this product and such failure results in a material adverse effect on the safety, purity or potency of the product (a material failure) as identified by the FDA, the Contractor shall have [***] from the time such material failure is identified to cure such material failure. If, within the [***] period, the Contractor fails to take such an action to the satisfaction of the Government Project Officer or fails to provide a remediation plan that is acceptable to the COR, then the contract may be terminated.

H.28. IN-PROCESS REVIEW

In Process Reviews (IPR) will be conducted at the discretion of the Government to discuss the progression of the milestones. The Government reserves the right to revise the milestones and budget pending the development of the project. Deliverables such as an overall project summary report and/or slides will be required when the IPRs are conducted. The Contractor’s success in completing the required tasks under each work segment must be demonstrated through the Deliverables and Milestones specified under Section F. Those deliverables will constitute the basis for the Government’s decision, at its sole discretion, to proceed with the work segment, or institute changes to the work segment, or terminate the work segment.

IPRs may be scheduled at the discretion of the Government to discuss progression of the contract. The Contractor shall provide a presentation following a prescribed template which will be provided by the Government at [***] prior to the IPR. Subsequently, the contractor will be requested to provide a revised/final presentation to the Contracting Officer at least [***] prior to the IPR.

H.29. HUMAN SUBJECTS

The Contractor shall submit all human clinical protocols and informed consent documents to BARDA for review and comment prior to submission to another entity.

Research involving human subjects shall not be conducted under this contract until the study protocol has been approved by the Department of Health and Human Services, written notice of such approval has been provided by the CO, and the Contractor has provided to the CO a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the protocol. The human subject certification can be met by submission of the Contractor’s self-designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

When research involving Human Subjects will take place at collaborating sites or other performance sites, the Contractor shall obtain, and keep on file, a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the research.

H.30. SHARING RESEARCH DATA

The Contractor’s data sharing plan, due date to be determined at contract award, is hereby incorporated by reference. The Contractor agrees to adhere to its plan and shall request prior approval of the Contracting Officer for any changes in its plan.

BARDA endorses the sharing of final research data to serve health. This contract is expected to generate research data that must be shared with the public and other researchers.

BARDA recognizes that data sharing may be complicated or limited, in some cases, by institutional policies, local IRB rules, as well as local, state and Federal laws and regulations, including the Privacy Rule (see HHS-published documentation on the Health Information Privacy at http://www.hhs.gov/ocr/privacy/index.html). The rights and privacy of people who participate in BARDA-funded research must be protected at all times; thus, data intended for broader use should be free of identifiers that would permit linkages to individual research participants and variables that could lead to deductive disclosure of the identity of individual subjects.

H.31. CONTINUED BAN ON FUNDING ABORTION AND CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, HHSAR 352.270-13 (December 2015)

a. The Contractor shall not use any funds obligated under this contract for any abortion.

b. The Contractor shall not use any funds obligated under this contract for the following:

i. The creation of a human embryo or embryos for research purposes; or

ii. Research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury of death greater than that allowed for research on fetuses in utero under 45 CFR part 46 and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)).

c. The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR part 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes of human diploid cells.

d. The Contractor shall not use any Federal funds for the cloning of human beings.

H.32. PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM ASPR FUNDED RESEARCH

All ASPR-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, of any peer-reviewed scientific publications resulting from research supported in whole or in part with Federal funds from the Department of Health and Human Services; Office of the Assistant Secretary for Preparedness and Response. ASPR defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and ASPR. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

H.33. INSTITUTIONAL RESPONSIBILITY REGARDING CONFLICTING INTERESTS OF INVESTIGATORS

The Contractor shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that investigators (defined as the principal investigator and any other person who is responsible for the design, conduct, or reporting of research funded under BARDA contracts) will not be biased by any conflicting financial interest. 45 CFR Part 94 is available at the following Web site: https://www.ecfr.gov/cgi-bin/text-idx?tpl=/ecfrbrowse/Title45/45cfr94_main_02.tpl

As required by 45 CFR Part 94, the Contractor shall, at a minimum:

a. Maintain a written, enforceable policy on conflict of interest that complies with 45 CFR Part 94 and inform each investigator of the policy, the investigator’s reporting responsibilities, and the applicable regulations. The Contractor must take reasonable steps to ensure that investigators working as collaborators or subcontractors comply with the regulations.

b. Designate an official(s) to solicit and review financial disclosure statements from each investigator participating in BARDA-funded research. Based on established guidelines consistent with the regulations, the designated official(s) must determine whether a conflict of interest exists, and if so, determine what actions should be taken to manage, reduce, or eliminate such conflict. A conflict of interest exists when the designated official(s) reasonably determines that a Significant Financial Interest could directly and significantly affect the design, conduct, or reporting of the BARDA-funded research. The Contractor may require the management of other conflicting financial interests in addition to those described in this paragraph, as it deems appropriate. Examples of conditions or restrictions that might be imposed to manage actual or potential conflicts of interests are included in 45 CFR Part 94, under Management of Conflicting Interests.

c. Require all financial disclosures to be updated during the period of the award, either on an annual basis or as new reportable Significant Financial Interests are obtained.

d. Maintain records, identifiable to each award, of all financial disclosures and all actions taken by the Contractor with respect to each conflicting interest 3 years after final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention.

e. Establish adequate enforcement mechanisms and provide for sanctions where appropriate.

If a conflict of interest is identified, the Contractor shall report to the Contracting Officer, the existence of the conflicting interest found. This report shall be made and the conflicting interest managed, reduced, or eliminated, at least on a temporary basis, within [***] of that identification.

If the failure of an investigator to comply with the conflict of interest policy has biased the design, conduct, or reporting of the BARDA-funded research, the Contractor must promptly notify the Contracting Officer of the corrective action taken or to be taken. The Contracting Officer will take appropriate action or refer the matter to the Contractor for further action, which may include directions to the Contractor on how to maintain appropriate objectivity in the funded research.

The Contracting Officer may at any time inquire into the Contractor’s procedures and actions regarding conflicts of interests in BARDA-funded research, including a review of all records pertinent to compliance with 45 CFR Part 94. The Contracting Officer may require submission of the records or review them on site. On the basis of this review, the Contracting Officer may decide that a particular conflict of interest will bias the objectivity of the BARDA-funded research to such an extent that further corrective action is needed or that the Contractor has not managed, reduced, or eliminated the conflict of interest. The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

If the Contracting Officer determines that BARDA-funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an investigator with a conflict of interest that was not disclosed or managed, the Contractor must require disclosure of the conflict of interest in each public presentation of the results of the research.

H.34. [***]

[***]

H.35. CARE OF LIVE VERTEBRATE ANIMALS, HHSAR 352.270-5(b)

a. Before undertaking performance of any contract involving animal-related activities where the species is regulated by the United Sates Department of Agriculture (USDA), the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2136 and 9 CFR 2.25 through 2.28. The Contractor shall furnish evidence of the registration to the Contracting Officer.

b. The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2133 and 9 CFR 2.1 2.11, or from a source that is exempt from licensing under those sections.

c. The Contractor agrees that the care, use, and intended use of any live vertebrate animals in the performance of this contract shall conform with the Public Health Service (PHS) Policy on Humane Care of Use of Laboratory Animals (PHS Policy), the current Animal Welfare Assurance (Assurance), the Guide for the Care and Use of Laboratory Animals (National Academy Press, Washington, DC) and the pertinent laws and regulations of the United States Department of Agriculture (see 7 U.S.C. 2131 et seq. and 9 CFR subchapter A, Parts 1-4). In case of conflict between standards, the more stringent standard shall govern.

d. If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Contractor is not in compliance with any of the requirements and standards stated in paragraphs (a) through (c) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with Animal Welfare Assurances.

Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737 (Email: ace@aphis.usda.gov; Web site: (http://www.aphis.usda.gov/wps/portal/aphis/ourfocus/animalwelfare).

H.36. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES

All Contractor personnel who work with nonhuman primates or enter rooms or areas containing nonhuman primates shall comply with the procedures set forth in NIH Policy Manual 3044-2, entitled, “Protection of NIH Personnel Who Work with Nonhuman Primates,” located at the following URL: http://www1.od.nih.gov/oma/manualchapters/intramural/3044-2/.

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

To the extent applicable to the work performed by the Contractor under this Contract, this contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text.

I.1. FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The full text of a clause may be accessed electronically at: http://www.acquisition.gov/far. HHSAR clauses at http://www.hhs.gov/policies/hhsar/subpart352.html

General Clauses for Cost-Reimbursement Research and Development Contract

a.
FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR Clause	Date	Clause Title
52.202-1	Jun 2020	Definitions
52.203-3	Apr 1984	Gratuities
52.203-5	May 2014	Covenant Against Contingent Fees
52.203-6	Jun 2020	Restrictions on Subcontractor Sales to the Government
52.203-7	Jun 2020	Anti-Kickback Procedures
52.203-8	May 2014	Cancellation, Recission, and Recovery of Funds of Illegal or Improper Activity
52.203-10	May 2014	Price or Fee Adjustment for Illegal or Improper Activity
52.203-12	Jun 2020	Limitation on Payments to Influence Certain Federal Transactions
52.203-13	Jun 2020	Contractor Code of Business Ethics and Conduct
52.204-14	Jun 2020	Display of Hotline Poster(s)
52.203-17	Jun 2020	Contractor Employee Whistleblower Rights and Requirement
52.203-19	Jan 2017	Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements
52.204-1	Dec 1989	Administrative Matters Provisions and Clauses
52.204-4	May 2011	Printed or Copied Double-Sided on Post Consumer Fiber Content Paper
52.204-7	Oct 2018	System for Award Management
52.204-10	Jun 2020	Reporting Executive Compensation and First-Tier Subcontract Awards
52.204-13	Oct 2018	System for Award Management Maintenance
52.204-19	Dec 2014	Incorporation by Reference of Representations and Certifications
52.204-23	Nov 2021	Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities
52.204-25	Nov 2021	Prohibition on Contracting for Certain Telecommunications and Video Surveillance Service or Equipment
52.209-6	Nov 2021	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment
52.209-9	Oct 2018	Updates of Publicly Available Information Regarding Responsibility Matters
52.209-10	Nov 2015	Prohibition on Contracting with Inverted Domestic Corporations
52.210-1	Jun 2020	Market Research
52.215-2	Jun 2020	Audit and Records-Negotiation
52.211-5	Aug 2000	Material Requirements
52.215-8	Oct 1997	Order of Precedence – Uniform Contract Format

52.215-14	Jun 2020	Integrity of Unit Prices (Over the Simplified Acquisition Threshold)
52.215-15	Oct 2010	Pension Adjustments and Asset Reversions
52.215-16	June 2003	Facilities Capital Cost of Money
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes
52.215-20	Oct 2010	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data
52.215-21	Nov 2021	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data – Modifications
52.215-22	Oct 2009	Limitations on Pass-Through Charges—Identification of Subcontract Effort
52.215-23	Jun 2020	Limitations on Pass-Through Charges
52.216-7	Aug 2018	Allowable Cost and Payment
52.216-12	Apr 1984	Cost-Sharing Contract-No Fee.
52.216-21	Oct 1995	Requirements
52.216-26	Dec 2002	Payments of Allowable Costs Before Definitization
52.219-8	Oct 2018	Utilization of Small Business Concerns
52.219-28	Nov 2020	Post-Award Small Business Program Representation
52.222-3	Jun 2003	Convict Labor
52.222-21	Apr 2015	Prohibition of Segregated Facilities
52.222-24	Feb 1999	Pre-award On-Site Equal Opportunity Compliance Evaluation
52.222-26	Sept 2016	Equal Opportunity
52.222-35	Jun 2020	Equal Opportunity for Veterans
52.222-36	Jun 2020	Equal Opportunity for Workers with Disabilities
52.222-37	Jun 2020	Employment Reports on Veterans
52.222-38	Feb 2016	Compliance with Veterans’ Employment Reporting Requirements
52.222-40	Dec 2010	Notification of Employee Rights Under the National Labor Relations Act
52.222-50	Nov 2021	Combating Trafficking in Persons
52.222-54	Nov 2021	Employment Eligibility Verification
52.223-6	May 2001	Drug-Free Workplace
52.223-18	Jun 2020	Encouraging Contractor Policy to Ban Text Messaging While Driving
52.225-1	Nov 2021	Buy American Act--Supplies
52.225-13	Feb 2021	Restrictions on Certain Foreign Purchases
52.227-1	Jun 2020	Authorization and Consent, Alternate 1 (APR 1984)
52.227-2	Jun 2020	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11	May 2014	Patent Rights – Ownership by the Contractor
52.227-14	May 2014	Rights in Data – General
52.227-14 Alt. II	Dec 2007	Rights in Data – General – Limited Rights Notice
52.227-16	June 1987	Additional Data Requirements
52.228-7	Mar 1996	Insurance – Liability to Third Persons
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	May 2014	Interest
52.232-20	Apr 1984	Limitation of Cost
52.232-23	May 2014	Assignment of Claims
52.232-25	Jan 2017	Prompt Payment

52.232-33	Oct 2018	Payment by Electronic Funds Transfer–System for Award Management
52.232-39	Jun 2013	Unenforceability of Unauthorized Obligations
52.232-40	Nov 2021	Providing Accelerated Payments to Small Business Subcontractors
52.233-1	May 2014	Disputes
52.233-3	Aug 1996	Protest After Award, Alternate 1 (Jun 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.239-1	Aug 1996	Privacy or Security Safeguards
52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2014	Penalties for Unallowable Costs
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy
52.243-2	Aug 1984	Changes – Cost-Reimbursement Alternate V (Apr 1984)
52.244-2	Jun 2020	Subcontracts, Alternate 1 (Jun 2020)
52.244-5	Dec 1996	Competition in Subcontracting
52.245-1	Jan 2017	Government Property
52.245-9	Apr 2012	Use and Charges
52.246-8	May 2001	Inspection of Research and Development—Cost Reimbursement
52.246-9	Apr 1984	Inspection of Research and Development (Short Form)
52.249-6	May 2004	Termination (Cost-Reimbursement)
52.249-14	Apr 1984	Excusable Delays
52.253-1	Jan 1991	Computer Generated Forms

b.
DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR	352.203-70	Dec 2015	Anti-Lobbying
HHSAR	352.208-70	Dec 2015	Printing and Duplication
HHSAR	352.211.2	Dec 2015	Conference Sponsorship Requests and Conference Materials Disclaimer
HHSAR	352.211-3	Dec 2015	Paperwork Reduction Act
HHSAR	352.222-70	Dec 2015	Contractor Cooperation in Equal Employment Opportunity Investigations
HHSAR	352.223-70	Dec 2015	Safety and Health
HHSAR	352.224-70	Dec 2015	Privacy Act
HHSAR	352.224-71	Dec 2015	Confidential Information
HHSAR	352.227-70	Jan 2006	Publications and Publicity
HHSAR	352.231-70	Dec 2015	Salary rate limitation
HHSAR	352.232-71	Feb 2022	Electronic Submission of Payment Requests
HHSAR	352.233-71	Dec 2015	Litigation and Claims
HHSAR	352.237-75	Dec 2015	Key Personnel
HHSAR	352.239-73	Dec 2015	Electronic Information and Technology Accessibility Notice

I.2. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

52.217-8 Option to Extend Services (Nov 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6-months. The Contracting Officer may exercise the option by written notice to the Contractor before the contract expires.

(End of clause)

52.217-9 Option to Extend the Term of the Contract.

(a) The Government may extend the term of this Contract by notice to the Contractor within 30 days of the date the Contract expires; provided that the government gives the Contractor a preliminary notice of its intent to extend at least 60 days before the Contract expires. The preliminary notice does not commit the government to an extension.

(b) If the government exercises this option, the extended Contract shall be considered to include this option clause.

(c) The total duration of this Contract, including base period and the exercise of any options under this clause, shall not exceed 5-years.

(End of clause)

FAR Clause 52.219-28, Post-Award Small Business Program Representation (Mar 2020)

a.
Definitions As used in this clause--

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is “not dominant in its field of operation” when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

b.
If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall re-represent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts--

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

c.
The Contractor shall represent its size status in accordance with the size standard in effect at the time of this re- representation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/content/table-small-business-size-standards.
d.
The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

e.
Except as provided in paragraph (g) of this clause, the Contractor shall make the representation required by paragraph (b) of this clause by validating or updating all its representations in the Representations and Certifications Section of the System for Award Management (SAM) and its other data in SAM, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated and provide the date of the validation or update.
f.
If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.
g.
If the Contractor does not have representations and certifications in SAM, or does not have a representation in SAM for the NAICS code applicable to this contract, the Contractor is required to complete the following representation and submit it to the contracting office, along with the contract number and the date on which the representation was completed:

(1) The Contractor represents that it FORMCHECKBOX is, FORMCHECKBOX is not a small business concern under NAICS Code ________ assigned to contract number_________.

(2) [ Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause.] The Contractor represents that it FORMCHECKBOX is, FORMCHECKBOX is not, a small disadvantaged business concern as defined in 13 CFR 124.1002.

(3) [ Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause. ] The Contractor represents that it FORMCHECKBOX is, FORMCHECKBOX is not a women-owned small business concern.

(i) Women-owned small business (WOSB) concern eligible under the WOSB Program. [Complete only if the Contractor represented itself as a women-owned small business concern in paragraph (h)(3) of this clause.] The Contractor represents that—It FORMCHECKBOX is, FORMCHECKBOX is not a WOSB concern eligible under the WOSB Program, has provided all the required documents to the WOSB Repository, and no change in circumstances or adverse decisions have been issued that affects its eligibility; and

(ii) It FORMCHECKBOX is, FORMCHECKBOX is not a joint venture that complies with the requirements of 13 CFR part 127, and the representation in paragraph (h)(4)(i) of this clause is accurate for each WOSB concern eligible under the WOSB Program participating in the joint venture. [The Contractor shall enter the name or names of the WOSB concern eligible under the WOSB Program and other small businesses that are participating in the joint venture: ______.] Each WOSB concern eligible under the WOSB Program participating in the joint venture shall submit a separate signed copy of the WOSB representation.

(4) Economically disadvantaged women-owned small business (EDWOSB) concern.[Complete only if the Contractor represented itself as a women-owned small business concern eligible under the WOSB Program in (h)(4) of this clause. ] The Contractor represents that—

(i) It FORMCHECKBOX is, FORMCHECKBOX is not an EDWOSB concern eligible under the WOSB Program, has provided all the required documents to the WOSB Repository, and no change in circumstances or adverse decisions have been issued that affects its eligibility; and

(ii) It FORMCHECKBOX is, FORMCHECKBOX is not a joint venture that complies with the requirements of 13 CFR part 127, and the representation in paragraph (h)(5)(i) of this clause is accurate for each EDWOSB concern participating in the joint venture. [The Contractor shall enter the name or names of the EDWOSB concern and other small businesses that are participating in the joint venture:

______.] Each EDWOSB concern participating in the joint venture shall submit a separate signed copy of the EDWOSB representation.

(5) [ Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause. ] The Contractor represents that it FORMCHECKBOX is, FORMCHECKBOX is not a veteran- owned small business concern.

(6) [ Complete only if the Contractor represented itself as a veteran-owned small business concern in paragraph (h)(6) of this clause.] The Contractor represents that it FORMCHECKBOX is, FORMCHECKBOX is not a service-disabled veteran-owned small business concern.

(7) [ Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause. ] The Contractor represents that—

(i) It FORMCHECKBOX is, FORMCHECKBOX is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material changes in ownership and control, principal office, or HUBZone employee percentage have occurred since it was certified in accordance with 13 CFR part 126; and

(ii) It FORMCHECKBOX is, FORMCHECKBOX is not a HUBZone joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (h)(8)(i) of this clause is accurate for each HUBZone small business concern participating in the HUBZone joint venture. [The Contractor shall enter the names of each of the HUBZone small business concerns participating in the HUBZone joint venture: .] Each HUBZone small business concern participating in the HUBZone joint venture shall submit a separate signed copy of the HUBZone representation.

[Contractor to sign and date and insert authorized signer’s name and title.]

(End of clause)

FAR 52.204-21 Basic Safeguarding of Covered Contractor Information Systems (Jun 2016)

(a)
Definitions. As used in this clause--

“Covered contractor information system” means an information system that is owned or operated by a contractor that processes, stores, or transmits Federal contract information.

“Federal contract information” means information, not intended for public release, that is provided by or generated for the Government under a contract to develop or deliver a product or service to the Government, but not including information provided by the Government to the public (such as on public Web sites) or simple transactional information, such as necessary to process payments.

“Information” means any communication or representation of knowledge such as facts, data, or opinions, in any medium or form, including textual, numerical, graphic, cartographic, narrative, or audiovisual (Committee on National Security Systems Instruction (CNSSI) 4009).

“Information system” means a discrete set of information resources organized for the collection, processing, maintenance, use, sharing, dissemination, or disposition of information (44 U.S.C. 3502).

“Safeguarding” means measures or controls that are prescribed to protect information systems.

(b)
Safeguarding requirements and procedures.

(1) The Contractor shall apply the following basic safeguarding requirements and procedures to protect covered contractor information systems. Requirements and procedures for basic safeguarding of covered contractor information systems shall include, at a minimum, the following security controls:

(i) Limit information system access to authorized users, processes acting on behalf of authorized users, or devices (including other information systems).

(ii) Limit information system access to the types of transactions and functions that authorized users are permitted to execute.

(iii) Verify and control/limit connections to and use of external information systems.

(iv) Control information posted or processed on publicly accessible information systems.

(v) Identify information system users, processes acting on behalf of users, or devices.

(vi) Authenticate (or verify) the identities of those users, processes, or devices, as a prerequisite to allowing access to organizational information systems.

(vii) Sanitize or destroy information system media containing Federal Contract Information before disposal or release for reuse.

(viii) Limit physical access to organizational information systems, equipment, and the respective operating environments to authorized individuals.

(ix) Escort visitors and monitor visitor activity; maintain audit logs of physical access; and control and manage physical access devices.

(x) Monitor, control, and protect organizational communications (i.e., information transmitted or received by organizational information systems) at the external boundaries and key internal boundaries of the information systems.

(xi) Implement subnetworks for publicly accessible system components that are physically or logically separated from internal networks.

(xii) Identify, report, and correct information and information system flaws in a timely manner.

(xiii) Provide protection from malicious code at appropriate locations within organizational information systems.

(xiv) Update malicious code protection mechanisms when new releases are available.

(xv) Perform periodic scans of the information system and real-time scans of files from external sources as files are downloaded, opened, or executed.

(2) Other requirements. This clause does not relieve the Contractor of any other specific safeguarding requirements specified by Federal agencies and departments relating to covered contractor information systems generally or other Federal safeguarding requirements for controlled unclassified information (CUI) as established by Executive Order 13556.

(c) Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (c), in subcontracts under this contract (including subcontracts for the acquisition of commercial items, other than commercially available off-the-shelf items), in which the subcontractor may have Federal contract information residing in or transiting through its information system.

(End of clauses)

HHSAR 352.232-71 Electronic Submission of Payment Requests (FEB 2022)

(a) Definitions. As used in this clause —

Payment request means a bill, voucher, invoice, or request for contract financing payment with associated supporting documentation. The payment request must comply with the requirements identified in FAR 32.905(b), “Content of Invoices” and the applicable Payment clause included in this contract.

(b) Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests electronically using the Department of Treasury Invoice Processing Platform (IPP) or successor system. Information regarding IPP, including IPP Customer Support contact information, is available at www.ipp.gov or any successor site.

(c) The Contractor may submit payment requests using other than IPP only when the Contracting Officer authorizes alternate procedures in writing in accordance with HHS procedures.

(d) If alternate payment procedures are authorized, the Contractor shall include a copy of the Contracting Officer’s written authorization with each payment request.

(End of clause)

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work

2. Invoice/Financing Request Instructions for Cost-Reimbursement Type Contracts,

Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for Cost- Reimbursement Type Contracts.

3. Sample Invoice

4. Financial Report of Individual Project/Contract

5. Instructions for Completing Financial Report of Individual Project/Contract

6. Inclusion Enrollment Report

Inclusion Enrollment Report, 5/01 (Modified OAMP: 10/01)

7. Research Patient Care Costs

8. BARDA Government Property Contractor Audit Form

ATTACHMENT 1

Statement of Work
September 26, 2023

[***]

ATTACHMENT 2

INVOICE/FINANCING REQUEST INSTRUCTIONS –

FOR COST-REIMBURSEMENT TYPE CONTRACTS

[***]

ATTACHMENT 3 - SAMPLE INVOICE/PAYMENT REQUEST AND CONTRACT FINANCIAL REPORT

[***]

ATTACHMENT 4

[***]

ATTACHMENT 5
INSTRUCTIONS FOR COMPLETING
“FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT”

[***]

ATTACHMENT 6

INCLUSION ENROLLMENT REPORT
[***]

ATTACHMENT 7 –

RESEARCH PATIENT CARE COSTS

[***]

ATTACHMENT 8

BARDA GOVERNMENT PROPERTY CONTRACTOR AUDIT FORM

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